UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05883

BNY Mellon Index Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2020

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon International Stock Index Fund

ANNUAL REPORT October 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon International Stock Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon International Stock Index Fund, covering the 12-month period from November 1, 2019 through October 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects the final months of 2019, fueling an equity rally. As we entered 2020, optimism turned to concern as COVID-19 began to spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Volatility returned in September 2020 and continued through October, as concerns over rising COVID-19 infection rates, continued trade tensions, the U.S. Congress’ failure to pass additional financial assistance and anxiety over the upcoming U.S. election constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when investment-grade instrument prices stalled. Yields in the intermediate and long portions of the Treasury curve rose during October, further constraining bond prices.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. As always, we will monitor relevant data for meaningful developments. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through October 31, 2020, as provided by Thomas J. Durante, CFA, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2020, the BNY Mellon International Stock Index Fund Class I shares produced a total return of -6.78%, and its Investor shares returned -7.01%.1 This compares with a -6.86% total return for the fund’s benchmark, the MSCI EAFE Index (the “Index”), during the same period.2

International stocks fell during the period, due in part to volatility stemming from the COVID-19 pandemic. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to certain countries included in the Index. The fund generally invests in all stocks included in the Index. The fund’s investments are selected to match the benchmark composition along individual name, country and industry weighting, and other benchmark characteristics. Under these circumstances, the fund maintains approximately the same weighting for each stock as the Index does.

The Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed-markets, excluding the United States and Canada. Each stock in the Index is weighted by its float-adjusted market capitalization.

Central Bank Policy and COVID-19 Influence Markets

Equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. Continued accommodative policies by the U.S. Federal Reserve (the “Fed”), coupled with encouraging economic data releases, worked to fuel a risk-on environment. Greater certainty as to the timing of Brexit was also forthcoming and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘Phase-One’ trade deal would be signed in early 2020.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

on to stage a recovery that lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. Stocks continued to exhibit volatility through the end of the period.

Financials Sector Constrains Index Returns

The financials sector struggled most during the 12 months. It is the largest sector of the Index and drove its performance downward during the periods of volatility. Banks were particularly hard hit, due in part to their lending exposure to airlines, retail chains and energy companies. Investor concern over these companies’ ability to repay their debts put downward pressure on stock prices. Banks based in the United Kingdom (UK) historically have derived a lot of their revenue from business in China, which decreased substantially during the period. In addition, the UK has failed to reach terms with the European Union (EU) regarding its future financial or trade relationship post-Brexit, further concerning investors. The energy sector saw significant volatility and also underperformed the broader market. A rift between Saudi Arabia and Russia caused the price of oil to plummet in March. It later stabilized but remains low due to decreased demand stemming from reduced business and commuter travel. Within real estate, reduced corporate demand for office space, due to the work-from-home trend, has hurt commercial REITs. Real estate securities investing in Tokyo-based properties have also suffered. When the area anticipated hosting the Olympics, a lot of building occurred. It was anticipated that after the games, the properties would be sold and used for other purposes. The delay of the Tokyo games has caused large financial losses relating to these unused and unsold properties. Retail spaces are also experiencing pressure due to decreased foot traffic.

Conversely, the health care sector provided a tailwind for international markets. Swiss pharmaceutical companies outperformed the broader market, due in part to their production of diagnostic tests. The COVID-19 outbreak caused a sharp increase in demand for diagnostic testing kits, which these companies were able to produce. In addition, European drug companies export large amounts of medicine to emerging-market countries. Demand for these products was strong during the 12 months. Japan-based health care companies also saw strong demand for their products and healthy returns due to the aging population. Telemedicine companies posted some of the best results. The information technology sector also performed well relative to the other Index sectors. Japan-based semiconductor and microchip companies were among the leading companies, as large quantities of exports to China helped drive revenues. Global payment processing companies generally posted positive results as well, benefiting from the shop-from-home trend that has been amplified by the pandemic.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while the spread of COVID-19 and resulting economic

4

implications continue to impact markets and the economy, central banks and governments across the globe remain dedicated to supporting capital markets and the economy with various fiscal and monetary techniques. As always, we continue to monitor factors that affect the fund’s investments.

November 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed-markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Currencies are subject to the risk that those currencies will decline in value relative to a local currency, or, in the case of hedged positions, that the local currency will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

Investing in foreign-denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic and social instability, limited company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries.

Diversification cannot assure a profit or protect against loss.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon International Stock Index Fund with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor shares and Class I shares of BNY Mellon International Stock Index Fund on 10/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/2020
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/30/97	-7.01%	2.52%	3.41%
Class I Shares	8/31/16	-6.78%	2.74%†	3.52%†
MSCI EAFE Index		-6.86%	2.85%	3.82%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Stock Index Fund from May 1, 2020 to October 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2020

	Investor Shares	Class I
Expense paid per $1,000†	$3.15	$1.84
Ending value (after expenses)	$1,090.10	$1,091.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2020

	Investor Shares	Class I
Expense paid per $1,000†	$3.05	$1.78
Ending value (after expenses)	$1,022.12	$1,023.38

†Expenses are equal to the fund’s annualized expense ratio of .60% for Investor Shares and .35% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2020

Description	Shares		Value ($)
Common Stocks - 98.3%
Australia - 6.8%
Afterpay	7,704	[a]	522,950
AGL Energy	22,924		201,681
AMP	120,305		129,568
Ampol	9,138		167,287
APA Group	42,170		312,289
Aristocrat Leisure	21,263		430,753
ASX	7,017		394,178
Aurizon Holdings	67,294		179,102
AusNet Services	70,233		98,662
Australia & New Zealand Banking Group	102,788		1,366,917
BHP Group	106,973		2,572,258
BHP Group	77,394		1,502,055
BlueScope Steel	18,173		188,252
Brambles	56,175		380,065
CIMIC Group	3,476	[a]	52,796
Coca-Cola Amatil	19,430		170,255
Cochlear	2,443		365,990
Coles Group	48,574		607,611
Commonwealth Bank of Australia	64,305		3,134,893
Computershare	18,642		159,959
Crown Resorts	13,142		76,736
CSL	16,496		3,352,748
Dexus	38,782		235,464
Evolution Mining	60,150		235,660
Fortescue Metals Group	61,130		749,519
Goodman Group	60,659		786,833
Insurance Australia Group	82,365		277,630
LendLease Group	23,781		200,564
Macquarie Group	12,189		1,090,156
Magellan Financial Group	4,531		176,652
Medibank Private	98,720		185,887
Mirvac Group	143,477		213,660
National Australia Bank	115,885		1,523,512
Newcrest Mining	29,146		601,776
Northern Star Resources	27,654		290,209
Oil Search	76,186		138,590
Orica	14,150		152,508
Origin Energy	66,513		188,143
Qantas Airways	29,853		88,438
QBE Insurance Group	54,837		319,537
Ramsay Health Care	6,665		293,327

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Australia - 6.8% (continued)
REA Group	2,009		167,813
Santos	64,859		217,002
Scentre Group	194,563		288,693
SEEK	12,413	[b]	188,520
Sonic Healthcare	16,516		405,312
South32	173,462		248,953
Stockland	87,252		237,134
Suncorp Group	46,396		269,281
Sydney Airport	48,589		186,741
Tabcorp Holdings	77,611		180,183
Telstra	155,327		293,622
The GPT Group	74,002		210,481
TPG Telecom	13,924	[a]	70,234
Transurban Group	99,968		950,420
Treasury Wine Estates	25,568		164,976
Vicinity Centres	134,226		114,722
Washington H Soul Pattinson & Co.	3,612	[c]	64,593
Wesfarmers	41,088		1,332,415
Westpac Banking	130,992		1,669,291
WiseTech Global	4,994		101,323
Woodside Petroleum	34,976		433,201
Woolworths Group	45,757		1,231,696
			33,141,676
Austria - .2%
ANDRITZ	2,715		91,468
Erste Group Bank	10,498		215,816
OMV	5,493		126,777
Raiffeisen Bank International	5,877		84,811
Verbund	2,626		151,092
Voestalpine	4,408		122,469
			792,433
Belgium - .9%
Ageas	6,228		250,741
Anheuser-Busch InBev	27,916		1,449,662
Colruyt	1,939		114,780
Elia Group	1,103		106,770
Galapagos	1,585	[a,c]	187,252
Groupe Bruxelles Lambert	1,430		117,271
Groupe Bruxelles Lambert	2,740		224,385
KBC Group	8,974		443,971
Proximus	5,579		108,490
Sofina	552		143,410
Solvay	2,708		219,886

10

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Belgium - .9% (continued)
Telenet Group Holding	1,731		66,557
UCB	4,690		461,492
Umicore	7,109		273,695
			4,168,362
Chile - .0%
Antofagasta	14,773		197,142
China - .1%
BeiGene, ADR	1,485	[a,c]	440,332
Microport Scientific	24,000		84,817
Yangzijiang Shipbuilding Holdings	85,600		57,896
			583,045
Denmark - 2.6%
Ambu, Cl. B	5,971	[c]	181,208
AP Moller - Maersk, Cl. A	117		172,810
AP Moller - Maersk, Cl. B	237		379,097
Carlsberg, Cl. B	3,781		478,840
Chr. Hansen Holding	3,902		393,104
Coloplast, Cl. B	4,331		632,369
Danske Bank	24,944		331,872
Demant	3,761	[a,c]	118,554
DSV Panalpina	7,578		1,227,927
Genmab	2,384	[a]	795,070
GN Store Nord	4,775		343,887
H. Lundbeck	2,476		69,773
Novo Nordisk, Cl. B	62,580		4,002,102
Novozymes, Cl. B	7,701		463,339
Orsted	6,920	[d]	1,099,343
Pandora	3,624		287,337
Tryg	4,663		129,458
Vestas Wind Systems	7,209		1,232,310
			12,338,400
Finland - 1.2%
Elisa	5,062		249,099
Fortum	16,195		304,931
Kone, Cl. B	12,433		989,893
Neste	15,454		807,206
Nokia	206,424	[a]	692,945
Nordea Bank	2,007	[a]	15,136
Nordea Bank	115,125	[a]	864,877
Orion, Cl. B	3,918		167,737
Sampo, Cl. A	16,991		641,421
Stora Enso, Cl. R	21,606		315,512
UPM-Kymmene	19,432		549,521

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Finland - 1.2% (continued)
Wartsila	17,181		136,580
			5,734,858
France - 10.2%
Accor	7,295		187,160
Aeroports de Paris	1,018		99,909
Air Liquide	17,189		2,516,008
Airbus	21,321		1,566,118
Alstom	6,966	[a]	312,638
Amundi	2,291	[d]	150,404
Arkema	2,509		246,048
Atos	3,575		244,408
AXA	70,031		1,131,353
BioMerieux	1,511		225,565
BNP Paribas	41,210		1,444,951
Bollore	34,337		123,196
Bouygues	8,588		281,960
Bureau Veritas	11,093		244,444
Capgemini	5,873		679,269
Carrefour	22,115		344,701
Cie de Saint-Gobain	18,676		732,650
Cie Generale des Etablissements Michelin	6,247		674,422
CNP Assurances	6,406		72,535
Covivio	1,790		106,640
Credit Agricole	42,696		339,743
Danone	22,367		1,236,272
Dassault Aviation	84		70,350
Dassault Systemes	4,775		816,314
Edenred	8,903		415,723
Eiffage	3,157		230,164
Electricite de France	23,439		272,426
Engie	66,733		808,912
EssilorLuxottica	10,415		1,290,335
Eurazeo	1,454		66,184
Faurecia	2,662		101,132
Gecina	1,674		208,355
Getlink	15,593		209,772
Hermes International	1,147		1,068,857
ICADE	1,199		60,837
Iliad	557		107,782
Ingenico Group	2,267		326,653
Ipsen	1,448		131,882
JCDecaux	3,285		50,869

12

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
France - 10.2% (continued)
Kering	2,748		1,662,549
Klepierre	7,777	[c]	99,186
La Francaise des Jeux SAEM	3,066	[d]	115,007
Legrand	9,744		721,337
L'Oreal	9,141		2,960,398
LVMH	10,097		4,740,339
Natixis	35,764		83,776
Orange	73,540		826,279
Orpea	1,918		192,139
Pernod Ricard	7,693		1,241,434
Peugeot	21,083		379,242
Publicis Groupe	7,800		271,715
Remy Cointreau	797		134,719
Renault	6,851		169,751
Safran	11,728		1,246,303
Sanofi	41,079		3,713,513
Sartorius Stedim Biotech	1,000		380,608
Schneider Electric	20,073		2,439,517
SCOR	5,857		142,831
SEB	789		128,410
Societe Generale	29,384		401,272
Sodexo	3,282		210,942
Suez	12,712		233,417
Teleperformance	2,118		637,248
Thales	3,920		255,610
Total	89,762		2,718,251
Ubisoft Entertainment	3,308	[a]	292,230
Unibail-Rodamco-Westfield	5,127	[c]	208,570
Valeo	8,201		248,716
Veolia Environnement	19,941		371,939
Vinci	18,679		1,478,099
Vivendi	29,998	[c]	867,243
Wendel	1,071		93,067
Worldline	5,107	[a,d]	379,228
			49,241,826
Germany - 8.2%
adidas	6,910		2,053,243
Allianz	15,149		2,666,588
BASF	33,322		1,827,248
Bayer	35,632		1,674,589
Bayerische Motoren Werke	11,965		817,738
Beiersdorf	3,656		382,827
Brenntag	5,534		353,766

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Germany - 8.2% (continued)
Carl Zeiss Meditec-BR	1,495		193,938
Commerzbank	37,552		177,843
Continental	3,994		424,834
Covestro	6,389	[d]	305,001
Daimler	31,036		1,605,791
Delivery Hero	4,701	[a,d]	543,006
Deutsche Bank	72,193	[a]	663,493
Deutsche Boerse	6,877		1,012,261
Deutsche Lufthansa	9,899	[a,c]	85,408
Deutsche Post	35,871		1,589,769
Deutsche Telekom	120,914		1,841,303
Deutsche Wohnen	12,321		623,646
E.ON	82,041		855,585
Evonik Industries	7,648		184,888
Fraport Frankfurt Airport Services Worldwide	1,716		62,241
Fresenius & Co.	15,234		564,977
Fresenius Medical Care & Co.	7,765		593,114
GEA Group	5,805		193,079
Hannover Rueck	2,199		319,291
HeidelbergCement	5,378		307,754
Henkel & Co.	3,829		347,469
HOCHTIEF	910		67,030
Infineon Technologies	45,821		1,283,174
KION Group	2,432		189,287
Knorr-Bremse	2,502		289,632
LANXESS	2,890		146,499
LEG Immobilien	2,545		343,900
Merck	4,712		697,790
METRO	6,030		59,150
MTU Aero Engines	1,919		327,657
Muenchener Rueckversicherungs-Gesellschaft	5,128		1,200,090
Nemetschek	2,077		150,280
Puma	3,605		316,127
RWE	23,224		862,884
SAP	37,949		4,044,359
Scout24	3,845	[d]	310,520
Siemens	27,792		3,257,833
Siemens Energy	14,329	[a]	313,739
Siemens Healthineers	9,471	[d]	406,916
Symrise	4,637		573,233
TeamViewer	4,834	[a,d]	213,568

14

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Germany - 8.2% (continued)
Telefonica Deutschland Holding	38,134		96,283
ThyssenKrupp	15,312	[a,c]	73,058
Uniper	7,603		227,314
United Internet	3,938		138,303
Volkswagen	1,183		184,142
Vonovia	18,657		1,191,120
Zalando	5,519	[a,d]	515,729
			39,750,307
Hong Kong - 3.2%
AIA Group	439,400		4,144,119
ASM Pacific Technology	10,800		108,722
BOC Hong Kong Holdings	134,000		371,838
Budweiser Brewing	60,800	[d]	178,633
CK Asset Holdings	92,975		430,785
CK Hutchison Holdings	97,475		589,700
CK Infrastructure Holdings	24,500		115,681
CLP Holdings	60,788		559,241
Dairy Farm International Holdings	12,800		48,277
Galaxy Entertainment Group	79,277		522,928
Hang Lung Properties	76,000		185,131
Hang Seng Bank	27,500		423,061
Henderson Land Development	51,138		181,582
HK Electric Investments	91,000		92,599
HKT Trust & HKT	137,660		178,095
Hong Kong & China Gas	383,588		552,285
Hong Kong Exchanges & Clearing	43,742		2,098,051
Hongkong Land Holdings	43,400		159,441
Jardine Matheson Holdings	8,246		366,871
Jardine Strategic Holdings	8,100		175,470
Kerry Properties	22,000		53,926
Link REIT	74,122		566,010
Melco Resorts & Entertainment, ADR	8,366		134,860
MTR	57,756		286,447
New World Development	54,141		258,394
PCCW	149,476		89,945
Power Assets Holdings	51,500		264,817
Sino Land	121,730		144,497
SJM Holdings	76,530		79,720
Sun Hung Kai Properties	47,199		605,196
Swire Pacific, Cl. A	20,000		91,132
Swire Properties	40,400		108,422
Techtronic Industries	50,365		677,458
The Bank of East Asia	51,789		93,429

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Hong Kong - 3.2% (continued)
WH Group	341,500	[d]	268,430
Wharf Real Estate Investment	60,311		232,452
			15,437,645
Ireland - 1.1%
AerCap Holdings	4,539	[a]	112,703
CRH	28,706		1,007,919
DCC	3,712		241,673
Experian	32,898		1,200,886
Flutter Entertainment	5,641		982,959
James Hardie Industries-CDI	16,541		404,074
Kerry Group, Cl. A	5,799		693,828
Kingspan Group	5,703	[a]	497,399
Smurfit Kappa Group	8,415		316,909
			5,458,350
Isle Of Man - .1%
GVC Holdings	21,048		263,622
Israel - .6%
Azrieli Group	1,666		78,308
Bank Hapoalim	42,819	[a]	251,319
Bank Leumi Le-Israel	53,296		252,713
Check Point Software Technologies	4,242	[a,c]	481,722
CyberArk Software	1,371	[a]	135,935
Elbit Systems	973		109,847
ICL Group	26,400		95,746
Israel Discount Bank, Cl. A	42,579		120,070
Mizrahi Tefahot Bank	5,343		104,501
NICE	2,269	[a]	517,256
Teva Pharmaceutical Industries, ADR	39,643	[a,c]	345,687
Wix.com	1,853	[a]	458,284
			2,951,388
Italy - 1.9%
Assicurazioni Generali	39,714		532,774
Atlantia	18,206	[a]	279,155
Davide Campari-Milano	20,808		217,046
DiaSorin	919		201,857
Enel	295,289		2,351,785
Eni	93,744		659,734
Ferrari	4,554		812,607
FinecoBank Banca Fineco	21,990		301,148
Infrastrutture Wireless Italiane	8,563	[d]	92,825
Intesa Sanpaolo	598,339	[a]	992,654
Leonardo	14,628		69,712

16

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Italy - 1.9% (continued)
Mediobanca Banca Di Credito Finanziario	23,171		164,426
Moncler	7,203		288,415
Nexi	13,970	[a,d]	214,700
Pirelli & C	15,237	[d]	63,599
Poste Italiane	20,146	[d]	164,354
Prysmian	9,157		249,051
Recordati	3,910		202,679
Snam	74,484		363,688
Telecom Italia	284,717		96,694
Telecom Italia-RSP	235,243		85,621
Terna Rete Elettrica Nazionale	50,889		344,156
UniCredit	76,566		573,595
			9,322,275
Japan - 26.3%
ABC-Mart	1,200		60,824
Acom	15,500		69,377
Advantest	7,400		430,397
Aeon	23,800		608,670
AEON Mall	3,380		52,844
AGC	6,960		217,269
Air Water	6,800		97,153
Aisin Seiki	6,000		182,145
Ajinomoto	16,900		339,280
Alfresa Holdings	6,700		123,145
Amada	11,400		99,035
ANA Holdings	4,100	[c]	89,577
Aozora Bank	4,695		77,113
Asahi Group Holdings	16,300		505,216
Asahi Intecc	7,000		217,186
Asahi Kasei	45,400		394,297
Astellas Pharma	67,995		935,792
Bandai Namco Holdings	7,250		538,126
Benesse Holdings	2,700		63,562
Bridgestone	19,500		635,549
Brother Industries	8,200		126,891
CALBEE	3,000		91,943
Canon	36,417		633,774
Casio Computer	7,400		112,132
Central Japan Railway	5,300		640,812
Chubu Electric Power	23,200		259,591
Chugai Pharmaceutical	24,584		948,602
Coca-Cola Bottlers Japan Holdings	4,700		66,603

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 98.3% (continued)
Japan - 26.3% (continued)
Concordia Financial Group	37,900	125,041
Cosmos Pharmaceutical	700	119,040
CyberAgent	3,700	233,037
Dai Nippon Printing	9,100	169,711
Daicel	9,500	67,968
Daifuku	3,600	370,817
Dai-ichi Life Holdings	38,900	579,510
Daiichi Sankyo	61,749	1,626,054
Daikin Industries	9,000	1,684,984
Daito Trust Construction	2,400	218,458
Daiwa House Industry	20,400	537,396
Daiwa House REIT Investment	69	159,788
Daiwa Securities Group	53,300	215,629
Denso	15,600	727,332
Dentsu Group	7,800	224,966
Disco	1,000	268,636
East Japan Railway	11,100	581,924
Eisai	9,300	723,430
Electric Power Development	4,780	64,696
ENEOS Holdings	111,126	374,667
FamilyMart	6,868	150,115
FANUC	7,029	1,494,019
Fast Retailing	2,158	1,509,168
Fuji Electric	4,600	139,702
FUJIFILM Holdings	13,100	667,786
Fujitsu	7,080	823,279
Fukuoka Financial Group	6,700	111,934
GLP J-REIT	133	204,240
GMO Payment Gateway	1,500	182,651
Hakuhodo DY Holdings	8,100	103,535
Hamamatsu Photonics K.K.	5,300	264,486
Hankyu Hanshin Holdings	8,100	247,903
Hikari Tsushin	800	187,548
Hino Motors	11,700	89,854
Hirose Electric	1,233	172,321
Hisamitsu Pharmaceutical	2,000	95,574
Hitachi	35,380	1,193,101
Hitachi Construction Machinery	4,000	98,469
Hitachi Metals	7,400	98,136
Honda Motor	59,059	1,392,634
Hoshizaki	1,900	152,137
Hoya	13,600	1,539,819
Hulic	12,000	111,676

18

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Japan - 26.3% (continued)
Idemitsu Kosan	6,775		137,028
Iida Group Holdings	5,600		101,518
Inpex	37,900		181,249
Isetan Mitsukoshi Holdings	11,320		55,160
Isuzu Motors	20,300		165,199
Ito En	1,900		120,480
ITOCHU	48,800		1,173,948
Itochu Techno-Solutions	3,400		115,494
Japan Airlines	4,300		75,251
Japan Airport Terminal	1,900		82,782
Japan Exchange Group	18,700		458,873
Japan Post Bank	15,700		125,135
Japan Post Holdings	58,200		399,236
Japan Post Insurance	8,000		126,837
Japan Prime Realty Investment	31		83,853
Japan Real Estate Investment	47		230,300
Japan Retail Fund Investment	94		135,983
Japan Tobacco	43,800		828,296
JFE Holdings	18,560	[a]	129,935
JGC Holdings	9,100		75,080
JSR	7,300		164,549
JTEKT	8,000		63,772
Kajima	16,500		175,771
Kakaku.com	4,700		124,953
Kamigumi	3,900		69,872
Kansai Paint	6,400		165,629
Kao	17,500		1,244,206
Kawasaki Heavy Industries	5,700		67,790
KDDI	59,063		1,581,737
Keihan Holdings	3,400		129,319
Keikyu	7,700		107,834
Keio	3,700		215,151
Keisei Electric Railway	4,600		128,987
Keyence	6,640		3,011,062
Kikkoman	5,200		259,524
Kintetsu Group Holdings	6,435		257,290
Kirin Holdings	29,900		539,894
Kobayashi Pharmaceutical	1,800		175,081
Kobe Bussan	4,400		123,121
Koito Manufacturing	3,800		183,835
Komatsu	31,900		715,989
Konami Holdings	3,300		129,031
Kose	1,200		153,042

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Japan - 26.3% (continued)
Kubota	38,200		665,455
Kuraray	10,900		100,765
Kurita Water Industries	3,800		113,090
Kyocera	11,800		650,047
Kyowa Kirin	9,905		246,439
Kyushu Electric Power	13,600		113,834
Kyushu Railway	5,300		112,962
Lasertec	2,800		241,822
Lawson	1,800		82,784
LINE	1,200	[a]	61,564
Lion	7,900		161,120
LIXIL Group	9,624		207,609
M3	16,000		1,079,543
Makita	8,300		366,898
Marubeni	61,500		320,281
Marui Group	6,800		122,716
Maruichi Steel Tube	2,000		45,993
Mazda Motor	20,600		108,923
McDonald's Holdings	2,300		109,086
Mebuki Financial Group	33,730		67,708
Medipal Holdings	7,100		126,961
MEIJI Holdings	4,042		293,036
Mercari	3,000	[a]	126,820
Minebea Mitsumi	12,900		231,452
MISUMI Group	10,338		307,366
Mitsubishi	48,898		1,093,575
Mitsubishi Chemical Holdings	45,580		256,805
Mitsubishi Electric	66,000		847,795
Mitsubishi Estate	43,100		643,967
Mitsubishi Gas Chemical	5,500		100,198
Mitsubishi Heavy Industries	11,770		252,112
Mitsubishi Materials	4,500		82,547
Mitsubishi Motors	28,600		52,475
Mitsubishi UFJ Financial Group	443,390		1,747,806
Mitsubishi UFJ Lease & Finance	15,600		65,956
Mitsui & Co.	59,600		934,929
Mitsui Chemicals	7,000		180,023
Mitsui Fudosan	33,486		572,253
Miura	3,100		145,722
Mizuho Financial Group	87,350		1,076,903
MonotaRO	4,500		251,241
MS&AD Insurance Group Holdings	16,357		450,940
Murata Manufacturing	21,000		1,456,601

20

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Japan - 26.3% (continued)
Nabtesco	4,100		153,847
Nagoya Railroad	6,900		183,902
NEC	9,080		456,684
NEXON	17,500		489,731
NGK Insulators	9,400		134,480
NGK Spark Plug	5,526		97,162
NH Foods	2,900		118,765
Nidec	16,200		1,628,533
Nihon M&A Center	5,500		321,817
Nikon	11,560		70,176
Nintendo	4,025		2,197,885
Nippon Building Fund	47		237,359
Nippon Express	2,600		145,324
Nippon Paint Holdings	5,400		486,651
Nippon Prologis REIT	76		250,303
Nippon Shinyaku	1,600		114,262
Nippon Steel	28,861	[a]	280,105
Nippon Telegraph & Telephone	47,100		994,506
Nippon Yusen KK	5,980		110,406
Nissan Chemical	4,700		249,220
Nissan Motor	85,600		302,984
Nisshin Seifun Group	7,138		107,009
Nissin Foods Holdings	2,400		207,688
Nitori Holdings	2,900		598,447
Nitto Denko	5,700		400,023
Nomura Holdings	113,200		504,717
Nomura Real Estate Holdings	4,600		80,611
Nomura Real Estate Master Fund	161		192,085
Nomura Research Institute	11,449		336,928
NSK	12,200		97,737
NTT Data	23,700		267,496
NTT Docomo	41,400		1,562,682
Obayashi	23,700		197,638
OBIC	2,500		443,940
Odakyu Electric Railway	10,900		263,469
Oji Holdings	33,200		140,083
Olympus	42,500		812,608
Omron	6,800		490,236
Ono Pharmaceutical	13,400		380,962
Oracle	1,400		140,282
Oriental Land	7,300		1,021,432
ORIX	47,300		551,946
Orix JREIT	94		131,897

21

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Japan - 26.3% (continued)
Osaka Gas	14,100		266,080
Otsuka	3,900		178,945
Otsuka Holdings	14,200		526,328
Pan Pacific International Holdings	14,700		313,924
Panasonic	80,495		744,597
Park24	3,700		50,092
PeptiDream	3,400	[a]	157,506
Persol Holdings	6,200		94,145
Pigeon	4,100		188,838
Pola Orbis Holdings	3,000		59,142
Rakuten	30,800		300,089
Recruit Holdings	46,100		1,760,858
Renesas Electronics	27,600	[a]	225,120
Resona Holdings	77,600		255,191
Ricoh	23,400		154,082
Rinnai	1,400		138,286
Rohm	3,200		246,540
Ryohin Keikaku	8,500		178,156
Santen Pharmaceutical	13,300		236,591
SBI Holdings	8,330		192,032
SCSK	1,900		94,084
Secom	7,700		650,558
Sega Sammy Holdings	6,384		80,153
Seibu Holdings	7,900		79,301
Seiko Epson	10,000		115,979
Sekisui Chemical	13,000		203,037
Sekisui House	22,800		378,071
Seven & i Holdings	27,260		832,566
Seven Bank	19,400		44,484
SG Holdings	11,800		284,568
Sharp	8,500		98,394
Shimadzu	8,300		237,320
Shimamura	800		85,149
Shimano	2,700		615,929
Shimizu	20,400		141,165
Shin-Etsu Chemical	12,800		1,712,762
Shinsei Bank	5,300		63,770
Shionogi & Co.	9,800		462,655
Shiseido	14,600		903,804
Showa Denko K.K.	5,200		88,268
SMC	2,100		1,108,803
Softbank	104,000		1,207,412
SoftBank Group	56,940		3,741,952

22

Description	Shares	Value ($)
Common Stocks - 98.3% (continued)
Japan - 26.3% (continued)
Sohgo Security Services	2,500	116,430
Sompo Holdings	12,170	455,276
Sony	45,780	3,815,631
Square Enix Holdings	3,400	199,685
Stanley Electric	4,700	133,906
Subaru	22,800	419,526
Sumco	10,100	154,113
Sumitomo	43,700	481,661
Sumitomo Chemical	53,400	175,055
Sumitomo Dainippon Pharma	6,300	74,020
Sumitomo Electric Industries	27,200	300,025
Sumitomo Heavy Industries	4,200	89,850
Sumitomo Metal Mining	8,500	264,299
Sumitomo Mitsui Financial Group	47,300	1,310,012
Sumitomo Mitsui Trust Holdings	12,164	325,499
Sumitomo Realty & Development	11,000	295,368
Sumitomo Rubber Industries	5,500	48,409
Sundrug	2,500	92,821
Suntory Beverage & Food	4,900	169,390
Suzuken	2,212	79,891
Suzuki Motor	13,500	581,393
Sysmex	6,100	574,079
T&D Holdings	19,700	196,840
Taiheiyo Cement	4,500	105,942
Taisei	6,800	211,194
Taisho Pharmaceutical Holdings	1,300	78,055
Taiyo Nippon Sanso	5,900	86,789
Takeda Pharmaceutical	57,223	1,770,893
TDK	4,800	563,045
Teijin	7,000	107,423
Terumo	23,600	869,649
The Bank of Kyoto	2,000	88,225
The Chiba Bank	18,400	95,058
The Chugoku Electric Power Company	10,800	135,442
The Kansai Electric Power Company	26,099	236,811
The Shizuoka Bank	15,400	103,498
The Yokohama Rubber Company	4,200	60,444
THK	4,500	118,744
TIS	8,200	157,683
Tobu Railway	7,000	199,117
Toho	4,200	166,506
Toho Gas	2,600	134,332
Tohoku Electric Power	15,200	133,698

23

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Japan - 26.3% (continued)
Tokio Marine Holdings	23,100		1,034,995
Tokyo Century	1,700		83,347
Tokyo Electric Power Holdings	53,972	[a]	139,504
Tokyo Electron	5,400		1,447,300
Tokyo Gas	13,800		311,607
Tokyu	18,710		222,468
Tokyu Fudosan Holdings	23,700		103,713
Toppan Printing	9,300		117,967
Toray Industries	52,100		236,345
Toshiba	14,300		361,136
Tosoh	9,300		151,439
TOTO	5,100		232,604
Toyo Suisan Kaisha	3,300		164,339
Toyoda Gosei	2,400		60,933
Toyota Industries	5,200		336,352
Toyota Motor	77,055		5,046,549
Toyota Tsusho	7,800		218,407
Trend Micro	5,000		280,794
Tsuruha Holdings	1,400		195,767
Unicharm	14,900		691,790
United Urban Investment	114		121,604
USS	7,900		145,176
Welcia Holdings	3,400		133,706
West Japan Railway	6,000		257,745
Yakult Honsha	4,400		213,538
Yamada Holdings	28,200		137,490
Yamaha	5,000		236,839
Yamaha Motor	10,000		143,145
Yamato Holdings	11,300		298,704
Yamazaki Baking	4,000		65,621
Yaskawa Electric	8,600		334,652
Yokogawa Electric	8,200		120,574
Z Holdings	97,600		680,029
ZOZO	3,500		89,354
			127,227,278
Jordan - .0%
Hikma Pharmaceuticals	6,291		204,625
Luxembourg - .2%
ArcelorMittal	26,767		363,454
Aroundtown	35,771		171,574
Eurofins Scientific	473		377,485
SES	13,837		110,866

24

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Luxembourg - .2% (continued)
Tenaris	18,924		90,426
			1,113,805
Macau - .1%
Sands China	90,613		317,587
Wynn Macau	55,200	[a]	76,274
			393,861
Netherlands - 4.6%
ABN AMRO Bank-CVA	14,731	[a,d]	120,998
Adyen	663	[a,d]	1,118,792
Aegon	62,620		169,609
Akzo Nobel	7,107		684,774
Altice Europe	23,523	[a]	115,908
argenx	1,466	[a]	364,971
ASML Holding	15,475		5,626,008
EXOR	4,022		209,137
Heineken	9,468		840,670
Heineken Holding	4,119		318,430
ING Groep	141,113	[a]	968,225
Just Eat Takeaway.com	4,601	[a,c,d]	511,993
Koninklijke Ahold Delhaize	39,852		1,095,115
Koninklijke DSM	6,237		998,697
Koninklijke KPN	130,139		351,738
Koninklijke Philips	33,182		1,541,542
Koninklijke Vopak	2,599		135,111
NN Group	10,543		368,787
Prosus	17,678		1,767,017
QIAGEN	8,435	[a]	400,446
Randstad	4,476		223,745
Royal Dutch Shell, Cl. A	148,761		1,875,216
Royal Dutch Shell, Cl. B	134,364		1,620,556
Wolters Kluwer	9,865		799,631
			22,227,116
New Zealand - .3%
Auckland International Airport	47,414		219,557
Fisher & Paykel Healthcare	20,871		482,799
Mercury NZ	22,832		80,890
Meridian Energy	47,422		166,139
Ryman Healthcare	14,311		132,393
Spark New Zealand	69,611		206,591
The a2 Milk Company	27,818	[a]	269,389
			1,557,758
Norway - .5%
Adevinta	8,196	[a]	126,788

25

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Norway - .5% (continued)
DNB	34,770	[a]	469,724
Equinor	36,621		469,810
Gjensidige Forsikring	7,414		140,970
Mowi	15,826	[c]	250,080
Norsk Hydro	51,748		145,039
Orkla	27,924		263,638
Schibsted, Cl. B	3,508		126,160
Telenor	26,149		403,611
Yara International	6,697		233,439
			2,629,259
Portugal - .2%
Banco Espirito Santo	118,053	[a,e]	0
EDP - Energias de Portugal	100,479		494,559
Galp Energia	18,224		147,791
Jeronimo Martins	9,364		148,650
			791,000
Singapore - 1.0%
Ascendas Real Estate Investment Trust	110,538		233,504
CapitaLand	92,300		173,997
CapitaLand Integrated Commercial Trust	171,676		218,201
City Developments	17,200		80,108
DBS Group Holdings	64,888		966,526
Genting Singapore	211,227		99,973
Jardine Cycle & Carriage	4,113		53,469
Keppel	51,900		166,769
Mapletree Commercial Trust	82,400		103,975
Mapletree Logistics Trust	94,900		135,718
Oversea-Chinese Banking	121,836	[c]	750,907
Singapore Airlines	49,033		122,124
Singapore Exchange	28,500		180,995
Singapore Technologies Engineering	57,600		147,640
Singapore Telecommunications	302,551		450,302
Suntec Real Estate Investment Trust	67,800		66,664
United Overseas Bank	42,863		595,810
UOL Group	18,111		82,456
Venture	9,800		138,535
Wilmar International	68,800		203,912
			4,971,585
Spain - 2.2%
ACS Actividades de Construccion y Servicios	9,635		229,067
Aena SME	2,520	[d]	340,376
Amadeus IT Group	16,272		779,946

26

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Spain - 2.2% (continued)
Banco Bilbao Vizcaya Argentaria	240,574		692,669
Banco Santander	601,777	[a]	1,204,814
Bankinter	24,299		91,373
CaixaBank	127,460		232,829
Cellnex Telecom	11,422	[d]	733,722
Enagas	9,330		201,717
Endesa	11,689		313,340
Ferrovial	17,383		376,135
Grifols	10,775	[c]	291,116
Iberdrola	215,707		2,544,662
Industria de Diseno Textil	39,472		976,727
Mapfre	37,507		56,697
Natural Energy Group	11,037		204,349
Red Electrica	15,596		274,799
Repsol	53,313		332,642
Siemens Gamesa Renewable Energy	8,899		252,212
Telefonica	175,481		573,739
			10,702,931
Sweden - 3.1%
Alfa Laval	11,711		237,714
Assa Abloy, Cl. B	36,207		777,516
Atlas Copco, Cl. A	24,570		1,085,161
Atlas Copco, Cl. B	14,344		550,325
Boliden	9,742		266,413
Electrolux, Ser. B	8,307		187,318
Epiroc, Cl. A	23,596		352,748
Epiroc, Cl. B	14,504		208,061
EQT	8,501		162,097
Essity, Cl. B	22,138		641,213
Evolution Gaming Group	4,549	[d]	338,070
Hennes & Mauritz, Cl. B	29,753		483,752
Hexagon, Cl. B	10,163		742,199
Husqvarna, Cl. B	15,103		156,203
ICA Gruppen	3,745		177,267
Industrivarden, Cl. C	5,908		151,432
Investment AB Latour, Cl. B	5,282		123,368
Investor, Cl. B	16,481		990,176
Kinnevik, Cl. B	8,755		359,428
L E Lundbergforetagen, Cl. B	2,794		125,825
Lundin Energy	7,253		138,494
Nibe Industrier, Cl. B	11,651		281,089
Sandvik	41,621		741,565
Securitas, Cl. B	11,559		163,681

27

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Sweden - 3.1% (continued)
Skandinaviska Enskilda Banken, Cl. A	59,220		508,970
Skanska, Cl. B	12,635		237,610
SKF, Cl. B	13,964		285,987
Svenska Cellulosa, Cl. B	22,763		309,011
Svenska Handelsbanken, Cl. A	56,534		458,404
Swedbank, Cl. A	32,591		511,619
Swedish Match	5,949		448,529
Tele2, Cl. B	18,297		216,840
Telefonaktiebolaget LM Ericsson, Cl. B	106,785		1,189,891
Telia	90,432		346,848
Volvo, Cl. B	53,822		1,047,934
			15,002,758
Switzerland - 10.4%
ABB	67,220		1,629,991
Adecco Group	5,531		271,041
Alcon	17,796	[a]	1,009,288
Baloise Holding	1,644		225,129
Banque Cantonale Vaudoise	1,070		103,660
Barry Callebaut	113		233,366
Chocoladefabriken Lindt & Spruengli	4		345,953
Chocoladefabriken Lindt & Spruengli-PC	40		316,940
Cie Financiere Richemont, CI. A	18,907		1,184,285
Clariant	7,170		122,940
Coca-Cola HBC	7,456		169,595
Credit Suisse Group	88,716		837,941
EMS-Chemie Holding	300		263,744
Geberit	1,365		776,313
Givaudan	335		1,363,530
Glencore	368,429		744,710
Julius Baer Group	8,166		365,494
Kuehne + Nagel International	1,975		394,511
LafargeHolcim	18,916		810,684
Logitech International	5,973		503,131
Lonza Group	2,700		1,632,969
Nestle	108,256		12,162,932
Novartis	80,732		6,300,816
Partners Group Holding	687		618,605
Roche Holding	25,551		8,202,272
Schindler Holding	710		182,084
Schindler Holding-PC	1,504		384,239
SGS	223		556,548
Sika	5,136		1,262,622
Sonova Holding	1,990	[a]	471,056

28

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Switzerland - 10.4% (continued)
STMicroelectronics	23,265		710,514
Straumann Holding	374		390,086
Swiss Life Holding	1,170		393,417
Swiss Prime Site	2,854		239,853
Swiss Re	10,864		779,250
Swisscom	932		473,648
Temenos	2,494		267,349
The Swatch Group	1,977		80,759
The Swatch Group-BR	1,046		220,995
UBS Group	132,922		1,541,275
Vifor Pharma	1,664		186,814
Zurich Insurance Group	5,458		1,807,303
			50,537,652
United Arab Emirates - .0%
NMC Health	4,176	[a,e]	1
United Kingdom - 12.3%
3i Group	35,342		440,296
Admiral Group	7,139		254,433
Anglo American	44,878		1,053,834
Ashtead Group	16,329		592,543
Associated British Foods	12,660		278,566
AstraZeneca	47,700		4,801,345
Auto Trader Group	35,091	[d]	263,405
AVEVA Group	2,354		131,083
Aviva	145,688		487,893
BAE Systems	115,935		596,411
Barclays	633,036		879,240
Barratt Developments	37,303	[a]	232,742
Berkeley Group Holdings	4,670		245,232
BP	735,024		1,879,828
British American Tobacco	83,311		2,646,949
BT Group	322,405		424,319
Bunzl	12,203		379,559
Burberry Group	15,013		263,864
CNH Industrial	38,491		298,834
Coca-Cola European Partners	7,280		259,969
Compass Group	64,493		882,177
Croda International	4,668		364,977
Diageo	84,883		2,745,737
Direct Line Insurance Group	51,056		174,672
Evraz	18,546		86,726
Ferguson	8,120		814,800
Fiat Chrysler Automobiles	39,891		490,196

29

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
United Kingdom - 12.3% (continued)
GlaxoSmithKline	182,251		3,040,714
Halma	13,627		418,318
Hargreaves Lansdown	12,484		218,934
HSBC Holdings	739,787		3,122,546
Imperial Brands	34,449		546,478
Informa	53,611		290,972
InterContinental Hotels Group	6,454	[a]	326,682
Intertek Group	5,859		423,016
J Sainsbury	64,013		167,245
JD Sports Fashion	16,008		153,388
Johnson Matthey	6,967		194,114
Kingfisher	76,088	[a]	283,141
Land Securities Group	25,607		169,011
Legal & General Group	218,951		526,389
Lloyds Banking Group	2,558,752	[a]	929,463
London Stock Exchange Group	11,457		1,229,134
M&G	94,802		180,238
Melrose Industries	175,766	[a]	272,619
Mondi	17,731		336,334
National Grid	127,247		1,514,536
Natwest Group	182,903		294,514
Next	4,765		360,671
Ocado Group	16,958	[a]	500,232
Pearson	27,152		179,654
Persimmon	11,652		353,577
Prudential	94,478		1,153,909
Reckitt Benckiser Group	25,789		2,272,388
RELX	70,760		1,400,564
Rentokil Initial	68,008		463,712
Rio Tinto	40,729		2,308,070
Rio Tinto	13,420		875,138
Rolls-Royce Holdings	70,481	[a,c]	65,154
RSA Insurance Group	37,303		205,356
Schroders	4,794		162,454
Segro	43,538		508,942
Severn Trent	8,724		274,729
Smith & Nephew	31,859		553,899
Smiths Group	14,697		253,228
Spirax-Sarco Engineering	2,696		394,234
SSE	38,208		621,375
St. James's Place	19,650		229,788
Standard Chartered	99,449		455,171
Standard Life Aberdeen	86,546		252,687

30

Description		Shares		Value ($)
Common Stocks - 98.3% (continued)
United Kingdom - 12.3% (continued)
Taylor Wimpey		129,139	[a]	176,607
Tesco		354,222		943,291
The British Land Company		30,545		137,963
The Sage Group		39,858		328,447
Unilever		42,428		2,419,246
Unilever		53,060		2,997,032
United Utilities Group		25,651		287,634
Vodafone Group		970,027		1,295,781
Whitbread		7,210		200,697
Wm Morrison Supermarkets		89,448		188,841
WPP		45,240		362,240
				59,790,127
Total Common Stocks (cost $360,940,089)				476,531,085
	Preferred Dividend Yield (%)
Preferred Stocks - .6%
Germany - .6%
Bayerische Motoren Werke	4.73	1,938		100,217
Fuchs Petrolub	2.05	2,606		134,591
Henkel & Co.	2.03	6,559		640,120
Porsche Automobil Holding	4.07	5,584		299,211
Sartorius	0.10	1,281		541,842
Volkswagen	3.25	6,788		988,948
Total Preferred Stocks (cost $1,797,566)				2,704,929
		Number of Rights
Rights - .0%
Singapore - .0%
Mapletree Logistics Trust, CI. R		1,803		0
United Kingdom - .0%
Rolls-Royce Holdings (cost $244,281)		234,936		118,700
Total Rights (cost $244,281)				118,700
		Principal Amount ($)
Short-Term Investments - .1%
U.S. Treasury Bills - .1%
0.14%, 2/25/21 (cost $330,855)		331,000	[f,g]	330,900

31

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $13,952)	0.10	13,952	[h]	13,952

Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,004,872)	0.10	2,004,872	[h]	2,004,872
Total Investments (cost $365,331,615)		99.4%		481,704,438
Cash and Receivables (Net)		.6%		3,032,772
Net Assets		100.0%		484,737,210

ADR—American Depository Receipt

BR—Bearer Certificate

CDI—Chess Depository Interest

CVA—Company Voluntary Arrangement

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Risparmio (Savings) Shares

a Non-income producing security.

b The valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At October 31, 2020, the value of these securities amounted to $188,520 or .04% of net assets.

c Security, or portion thereof, on loan. At October 31, 2020, the value of the fund’s securities on loan was $2,592,026 and the value of the collateral was $3,022,828, consisting of cash collateral of $2,004,872 and U.S. Government & Agency securities valued at $1,017,956.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, these securities were valued at $8,448,619 or 1.74% of net assets.

e The fund held Level 3 securities at October 31, 2020, these securities were valued at $1 or .0% of net assets.

f Held by a counterparty for open exchange traded derivative contracts.

g Security is a discount security. Income is recognized through the accretion of discount.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

32

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	10.7
Pharmaceuticals Biotechnology & Life Sciences	10.5
Materials	7.5
Banks	7.1
Food, Beverage & Tobacco	6.7
Insurance	4.6
Consumer Durables & Apparel	4.6
Utilities	4.0
Telecommunication Services	3.9
Automobiles & Components	3.8
Diversified Financials	3.5
Household & Personal Products	3.3
Software & Services	3.2
Health Care Equipment & Services	3.2
Real Estate	3.1
Technology Hardware & Equipment	2.9
Energy	2.7
Transportation	2.4
Retailing	2.3
Semiconductors & Semiconductor Equipment	2.2
Commercial & Professional Services	2.1
Media & Entertainment	1.7
Food & Staples Retailing	1.5
Consumer Services	1.4
Investment Companies	.4
U.S. Treasury Bills	.1
99.4

† Based on net assets.

See notes to financial statements.

33

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/19($)	Purchases($)†	Sales($)	Value 10/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	8,547,273	83,452,197	(91,985,518)	13,952.0		35,177
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,499,874	26,646,565	(26,141,567)	2,004,872.4		-
Total	10,047,147	110,098,762	(118,127,085)	2,018,824.4		35,177

† Includes reinvested dividends/distributions.

See notes to financial statements.

34

STATEMENT OF FUTURES

October 31, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
MSCI EAFE Index	46	12/18/2020	4,128,037	4,102,970	(25,067)
Gross Unrealized Depreciation				(25,067)

See notes to financial statements.

35

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2020

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC
United States Dollar	165,137	Swedish Krona	1,477,104	11/2/2020	(865)
United States Dollar	621,535	British Pound	482,195	11/2/2020	(3,161)
United States Dollar	275,480	Hong Kong Dollar	2,136,360	11/3/2020	(88)
United States Dollar	512,209	Swiss Franc	469,681	11/2/2020	(50)
United States Dollar	44,510	Danish Krone	284,302	11/2/2020	29
United States Dollar	1,569,264	Euro	1,346,176	11/2/2020	1,336
Societe Generale
United States Dollar	406,328	Australian Dollar	578,650	11/3/2020	(415)
United States Dollar	1,255,894	Japanese Yen	131,291,147	11/4/2020	1,778
United States Dollar	17,689	New Zealand Dollar	26,766	11/3/2020	(9)
United States Dollar	20,851	Singapore Dollar	28,473	11/3/2020	6
Gross Unrealized Appreciation					3,149
Gross Unrealized Depreciation					(4,588)

See notes to financial statements.

36

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,592,026)—Note 1(c):
Unaffiliated issuers	363,312,791	479,685,614
Affiliated issuers	2,018,824	2,018,824
Cash		3,574
Cash denominated in foreign currency	101,731	100,554
Receivable for investment securities sold		4,933,378
Tax reclaim receivable		1,907,222
Dividends and securities lending income receivable		1,268,220
Receivable for shares of Common Stock subscribed		174,387
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3,149
		490,094,922
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		210,653
Note payable—Note 2		2,500,000
Liability for securities on loan—Note 1(c)		2,004,872
Payable for shares of Common Stock redeemed		611,322
Payable for futures variation margin—Note 4		19,282
Directors’ fees and expenses payable		6,693
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		4,588
Interest payable—Note 2		302
		5,357,712
Net Assets ($)		484,737,210
Composition of Net Assets ($):
Paid-in capital		459,332,647
Total distributable earnings (loss)		25,404,563
Net Assets ($)		484,737,210

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	290,572,254	194,164,956
Shares Outstanding	18,330,438	12,239,123
Net Asset Value Per Share ($)	15.85	15.86

See notes to financial statements.

37

STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $1,271,179 foreign taxes withheld at source):
Unaffiliated issuers	13,232,299
Affiliated issuers	35,119
Income from securities lending—Note 1(c)	29,175
Interest	16,414
Total Income	13,313,007
Expenses:
Management fee—Note 3(a)	1,941,986
Shareholder servicing costs—Note 3(b)	814,922
Directors’ fees—Note 3(a,c)	51,985
Loan commitment fees—Note 2	18,050
Interest expense—Note 2	3,080
Total Expenses	2,830,023
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(51,985)
Net Expenses	2,778,038
Investment Income—Net	10,534,969
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(16,297,391)
Net realized gain (loss) on futures	452,886
Net realized gain (loss) on forward foreign currency exchange contracts	69,009
Capital gain distributions from affiliated issuers	58
Net Realized Gain (Loss)	(15,775,438)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(39,929,036)
Net change in unrealized appreciation (depreciation) on futures	(315,748)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,439)
Net Change in Unrealized Appreciation (Depreciation)	(40,246,223)
Net Realized and Unrealized Gain (Loss) on Investments	(56,021,661)
Net (Decrease) in Net Assets Resulting from Operations	(45,486,692)

See notes to financial statements.

38

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
Operations ($):
Investment income—net	10,534,969	17,327,302
Net realized gain (loss) on investments	(15,775,438)	(7,905,332)
Net change in unrealized appreciation (depreciation) on investments	(40,246,223)	53,224,373
Net Increase (Decrease) in Net Assets Resulting from Operations	(45,486,692)	62,646,343
Distributions ($):
Distributions to shareholders:
Investor Shares	(10,250,790)	(8,364,440)
Class I	(8,149,102)	(5,935,815)
Total Distributions	(18,399,892)	(14,300,255)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	72,181,155	105,823,624
Class I	83,218,591	148,869,919
Distributions reinvested:
Investor Shares	10,108,504	8,283,721
Class I	2,849,091	2,613,946
Cost of shares redeemed:
Investor Shares	(122,621,734)	(113,641,135)
Class I	(129,419,920)	(121,154,112)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(83,684,313)	30,795,963
Total Increase (Decrease) in Net Assets	(147,570,897)	79,142,051
Net Assets ($):
Beginning of Period	632,308,107	553,166,056
End of Period	484,737,210	632,308,107
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	4,500,560	6,463,952
Shares issued for distributions reinvested	566,938	557,451
Shares redeemed	(7,638,466)	(6,941,947)
Net Increase (Decrease) in Shares Outstanding	(2,570,968)	79,456
Class Ia
Shares sold	5,486,668	9,196,723
Shares issued for distributions reinvested	159,993	176,142
Shares redeemed	(8,596,354)	(7,407,853)
Net Increase (Decrease) in Shares Outstanding	(2,949,693)	1,965,012

[a]During the period ended October 31, 2019, 24,506 Class I shares representing $413,732 were exchanged for 24,506 Investor shares.
See notes to financial statements.

39

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	17.52	16.24	17.90	15.01	15.86
Investment Operations:
Investment income—net[b]	.29	.46	.40	.35	.36
Net realized and unrealized gain (loss) on investments	(1.46)	1.22	(1.67)	2.96	(.89)
Total from Investment Operations	(1.17)	1.68	(1.27)	3.31	(.53)
Distributions:
Dividends from investment income—net	(.50)	(.40)	(.39)	(.42)	(.32)
Net asset value, end of period	15.85	17.52	16.24	17.90	15.01
Total Return (%)	(7.01)	10.79	(7.30)	22.71	(3.37)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	1.80	2.76	2.24	2.20	2.43
Portfolio Turnover Rate	3.15	7.58	7.48	9.18	5.53
Net Assets, end of period ($ x 1,000)	290,572	366,092	338,147	456,213	514,975

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

See notes to financial statements.

40

	Year Ended October 31,
Class I Shares	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	17.53	16.26	17.92	15.02	15.15
Investment Operations:
Investment income—net[b]	.33	.50	.46	.42	.02
Net realized and unrealized gain (loss) on investments	(1.46)	1.22	(1.69)	2.94	(.15)
Total from Investment Operations	(1.13)	1.72	(1.23)	3.36	(.13)
Distributions:
Dividends from investment income—net	(.54)	(.45)	(.43)	(.46)	-
Net asset value, end of period	15.86	17.53	16.26	17.92	15.02
Total Return (%)	(6.78)	11.06	(7.06)	23.04	(.86)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.36	.36	.36	.36	.40[d]
Ratio of net expenses to average net assets	.35	.35	.35	.35	.39[d]
Ratio of net investment income to average net assets	2.04	3.02	2.55	2.48	1.95[d]
Portfolio Turnover Rate	3.15	7.58	7.48	9.18	5.53
Net Assets, end of period ($ x 1,000)	194,165	266,216	215,019	155,546	673

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

41

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Stock Index Fund (the “fund”) is a separate non-diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in

42

accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for

43

NOTES TO FINANCIAL STATEMENTS (continued)

which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

44

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities- Common Stocks	2,683,231	473,847,853††	1	476,531,085
Equity Securities- Preferred Stocks	-	2,704,929††	-	2,704,929
Investment Companies	2,018,824	-	-	2,018,824
Rights	118,700	0††	-	118,700
U.S. Treasury Securities	-	330,900	-	330,900
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	3,149	-	3,149
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(4,588)	-	(4,588)
Futures†††	(25,067)	-	-	(25,067)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

45

NOTES TO FINANCIAL STATEMENTS (continued)

Equity Securities— Common Stock ($)
Balance as of 10/31/2019	0
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	0
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3†	1
Transfers out of Level 3	-
Balance as of 10/31/2020††	1
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 10/31/2020	0

† Transfers into of Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the lack of observable inputs.

†† Securities deemed as Level 3 due to the lack of significant observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

46

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2020, The Bank of New York Mellon earned $5,579 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in

47

NOTES TO FINANCIAL STATEMENTS (continued)

these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,679,285, accumulated capital losses $69,354,409 and unrealized appreciation $86,079,687.

48

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2020. The fund has $94,547 of short-term capital losses and $69,259,862 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2020 and October 31, 2019 were as follows: ordinary income $18,399,892 and $14,300,255, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2020 was approximately $185,519 with a related weighted average annualized interest rate of 1.66%.

49

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2020, fees reimbursed by the Adviser amounted to $51,985.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2020, the fund was charged $814,922 pursuant to the Shareholder Services Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $153,426 and Shareholder Services Plan fees of $66,150, which are offset against an expense reimbursement currently in effect in the amount of $8,923.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures and forward contracts, during the period ended October 31, 2020, amounted to $17,157,046 and $101,073,259, respectively.

50

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2020, are set forth in the Statement of Futures.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract

51

NOTES TO FINANCIAL STATEMENTS (continued)

decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2020 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	-		Equity risk	(25,067)	[1]
Foreign exchange risk	3,149	[2]	Foreign exchange risk	(4,588)	[2]
Gross fair value of derivative contracts	3,149			(29,655)

Statement of Assets and Liabilities location:
[1]Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2020 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Forward Contracts	[2]	Total
Equity	452,886		-		452,886
Foreign exchange	-		69,009		69,009
Total	452,886		69,009		521,895

52

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[3]	Forward Contracts	[4]	Total
Equity	(315,748)		-		(315,748)
Foreign exchange	-		(1,439)		(1,439)
Total	(315,748)		(1,439)		(317,187)

Statement of Operations location:
[1]Net realized gain (loss) on futures.
[2]Net realized gain (loss) on forward foreign currency exchange contracts.
[3]Net change in unrealized appreciation (depreciation) on futures.
[4]Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	-	(25,067)
Forward contracts	3,149	(4,588)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	3,149	(29,655)
Derivatives not subject to
Master Agreements	-	25,067
Total gross amount of assets
and liabilities subject to
Master Agreements	3,149	(4,588)

53

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2020:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
HSBC	1,365		(1,365)	-	-
Societe Generale	1,784		(424)	-	1,360
Total	3,149		(1,789)	-	1,360

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
HSBC	(4,164)		1,365	-	(2,799)
Societe Generale	(424)		424	-	-
Total	(4,588)		1,789	-	(2,799)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2020:

Average Market Value ($)
Equity futures	5,916,331
Forward contracts	606,514

At October 31, 2020, the cost of investments for federal income tax purposes was $395,715,574; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $85,988,810 consisting of $184,119,963 gross unrealized appreciation and $98,131,153 gross unrealized depreciation.

54

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon International Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Stock Index Fund (the “Fund”) (one of the funds constituting BNY Mellon Index Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures and forward foreign currency exchange contracts, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2020

55

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2020:

- the total amount of taxes paid to foreign countries was $1,228,907

- the total amount of income sourced from foreign countries was $14,173,764

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2020 calendar year with Form 1099-DIV which will be mailed in early 2021. For the fiscal year ended October 31, 2020, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $18,947,332 represents the maximum amount that may be considered qualified dividend income.

56

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

57

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

58

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Peggy C. Davis (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- 2019)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 25

———————

59

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present); Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
James F. Henry, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

60

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

61

OFFICERS OF THE FUND (Unaudited) (continued)

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

62

This page intentionally left blank.

63

This page intentionally left blank.

64

This page intentionally left blank.

65

For More Information

BNY Mellon International Stock Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DIISX Class I: DINIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0079AR1020

BNY Mellon S&P 500 Index Fund

ANNUAL REPORT October 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon S&P 500 Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon S&P 500 Index Fund, covering the 12-month period from November 1, 2019 through October 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects the final months of 2019, fueling an equity rally. As we entered 2020, optimism turned to concern as COVID-19 began to spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Volatility returned in September 2020 and continued through October, as concerns over rising COVID-19 infection rates, continued trade tensions, the U.S. Congress’ failure to pass additional financial assistance and anxiety over the upcoming U.S. election constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when investment-grade instrument prices stalled. Yields in the intermediate and long portions of the Treasury curve rose during October, further constraining bond prices.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. As always, we will monitor relevant data for meaningful developments. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through October 31, 2020, as provided by Thomas J. Durante, CFA, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2020, the BNY Mellon S&P 500 Index Fund produced a total return of 9.13%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 9.71% for the same period.2,3

Large-cap equities gained value during the reporting period despite pockets of volatility brought on by COVID-19. The difference in returns between the fund and the Index during the reporting period was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally must have market capitalizations in excess of $8.2 billion, to the extent consistent with market conditions.

Central Bank Policy and COVID-19 Influence Markets

U.S. equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. Continued accommodative policies by the U.S. Federal Reserve (the “Fed”), coupled with encouraging economic data releases, worked to fuel a risk-on environment. Greater certainty as to the timing of Brexit was also forthcoming and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘Phase-One’ trade deal would be signed in early 2020.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. Stocks continued to exhibit volatility through the end of the period.

During the period, large-cap stocks generally outperformed both their mid-cap and small-cap counterparts.

Information Technology Stocks Lead the Market

The information technology sector led the Index over the reporting period. Technology stocks generally performed well prior to COVID-19, due to increased business spending on technological infrastructure. These securities also continued to lead the Index after COVID-19 appeared, due to increased demand for all things web-based as a result of the stay-at-home orders. Virtual gatherings increased, along with demand for cloud computing infrastructure. Software companies also benefited from increased demand, as did semiconductor and semiconductor equipment companies. Organizations exhibiting the strongest balance sheets generally led the pack. The consumer discretionary sector also delivered strong performance. Not wanting to visit stores in person, people went online to shop. Internet and direct marketing retail companies led the industry. Companies such as Amazon.com were top performers. Within the specialty retail industry, home improvement stores benefited results. Stuck at home, people took on home improvement projects and purchased items from these stores in order to complete them. Within the communication services sector, media and entertainment companies outperformed the broader market. Companies such as Facebook and Alphabet saw expanding user bases and increased traffic on their platforms, which drove up advertising revenue.

Conversely, laggards for the reporting period included the financials sector. Interest rates fell considerably during the 12 months, squeezing the profit margins for lending products. In addition, with widespread unemployment, some banks are reluctant to lend to consumers and businesses. In addition, several banks have loans to energy companies on the books, which are currently threatened due to the low price of oil. Insurance companies also suffered during the period, due in part to investor speculation regarding future costs of claims relating to COVID-19. The energy sector was hurt during the period by historic oil price volatility. Many of the energy companies in the Index are oil, gas and consumable fuels companies, which were directly affected by the falling price of oil. Lastly, the real estate sector was hurt by low demand for commercial real estate. With people working from home, businesses are not renewing their office space leases, and new leases are not being signed. Mall REITs have also been imperiled by reduced foot traffic at retail locations. Some anchor stores have filed for bankruptcy, and others have stopped making lease payments, driving down the price of these securities.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while the spread of COVID-19 and resulting economic

4

implications continue to impact markets and the economy, the U.S. government and Fed remain dedicated to supporting capital markets and the economy with various fiscal and monetary techniques. As always, we continue to monitor factors that affect the fund’s investments.

November 16, 2020

¹ Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The funds uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon S&P 500 Index Fund shares with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in BNY Mellon S&P 500 Index Fund on 10/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2020
	1 Year	5 Years	10 Years
Fund	9.13%	11.15%	12.46%
S&P 500® Index	9.71%	11.70%	13.00%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon S&P 500 Index Fund from May 1, 2020 to October 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2020

Expense paid per $1,000†	$2.68
Ending value (after expenses)	$1,130.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2020

Expense paid per $1,000†	$2.54
Ending value (after expenses)	$1,022.62
†Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2020

Description	Shares		Value ($)
Common Stocks - 99.6%
Automobiles & Components - .4%
Aptiv	20,677		1,995,124
BorgWarner	15,670		548,137
Ford Motor	303,770		2,348,142
General Motors	95,366		3,292,988
			8,184,391
Banks - 3.5%
Bank of America	581,203		13,774,511
Citigroup	158,393		6,560,638
Citizens Financial Group	31,684		863,389
Comerica	10,429		474,624
Fifth Third Bancorp	55,984		1,299,948
First Republic Bank	13,343		1,683,086
Huntington Bancshares	77,500		809,100
JPMorgan Chase & Co.	232,473		22,791,653
KeyCorp	72,703		943,685
M&T Bank	9,911		1,026,581
People's United Financial	33,302		355,332
Regions Financial	70,382		936,081
SVB Financial Group	4,049	[a]	1,177,044
The PNC Financial Services Group	32,190		3,601,417
Truist Financial	102,308		4,309,213
U.S. Bancorp	105,697		4,116,898
Wells Fargo & Co.	315,602		6,769,663
Zions Bancorp	12,139		391,726
			71,884,589
Capital Goods - 5.6%
3M	44,232		7,075,351
A.O. Smith	10,382	[b]	536,646
Allegion	7,335		722,498
AMETEK	17,273		1,696,209
Carrier Global	61,318		2,047,408
Caterpillar	41,193		6,469,361
Cummins	11,141		2,449,794
Deere & Co.	23,822		5,381,628
Dover	10,892		1,205,853
Eaton	30,581		3,174,002
Emerson Electric	45,663		2,958,506
Fastenal	43,191		1,867,147
Flowserve	10,449		304,275
Fortive	25,519		1,571,970
Fortune Brands Home & Security	10,578		855,443

8

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Capital Goods - 5.6% (continued)
General Dynamics	17,728		2,328,218
General Electric	670,475		4,974,925
Honeywell International	53,924		8,894,764
Howmet Aerospace	28,044		483,759
Huntington Ingalls Industries	3,373		497,450
IDEX	5,814		990,647
Illinois Tool Works	22,194		4,347,361
Ingersoll Rand	28,278	[a]	988,033
Jacobs Engineering Group	10,092		958,740
Johnson Controls International	56,722		2,394,236
L3Harris Technologies	16,601		2,674,587
Lockheed Martin	18,892		6,614,656
Masco	20,603		1,104,321
Northrop Grumman	11,960		3,466,247
Otis Worldwide	30,960		1,897,229
PACCAR	26,715		2,280,927
Parker-Hannifin	10,037		2,091,309
Pentair	12,469		620,457
Quanta Services	10,675		666,440
Raytheon Technologies	116,227		6,313,451
Rockwell Automation	8,936		2,118,904
Roper Technologies	8,005		2,972,577
Snap-on	4,316		679,899
Stanley Black & Decker	12,053		2,003,209
Teledyne Technologies	2,777	[a]	858,510
Textron	17,615		630,617
The Boeing Company	40,723		5,879,994
Trane Technologies	18,611		2,470,610
TransDigm Group	4,159		1,985,548
United Rentals	5,380	[a]	959,200
W.W. Grainger	3,438		1,203,369
Westinghouse Air Brake Technologies	13,885		823,381
Xylem	13,567		1,182,228
			116,671,894
Commercial & Professional Services - .8%
Cintas	6,550		2,060,303
Copart	15,679	[a]	1,730,334
Equifax	9,240		1,262,184
IHS Markit	29,098		2,353,155
Nielsen Holdings	24,601		332,360
Republic Services	16,344		1,441,050
Robert Half International	9,086		460,569
Rollins	10,744		621,540

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Commercial & Professional Services - .8% (continued)
Verisk Analytics	12,643		2,250,075
Waste Management	30,133		3,251,652
			15,763,222
Consumer Durables & Apparel - 1.2%
D.R. Horton	25,269		1,688,222
Garmin	11,136		1,158,367
Hanesbrands	25,020		402,071
Hasbro	9,532		788,487
Leggett & Platt	10,737		448,055
Lennar, Cl. A	21,094		1,481,432
Mohawk Industries	4,974	[a]	513,267
Newell Brands	31,279		552,387
NIKE, Cl. B	94,865		11,391,389
NVR	267	[a]	1,055,475
PulteGroup	20,398		831,422
PVH	5,331		310,744
Ralph Lauren	3,779		252,626
Tapestry	19,155		425,816
Under Armour, Cl. A	16,416	[a]	227,197
Under Armour, Cl. C	16,459	[a]	201,294
VF	24,502		1,646,534
Whirlpool	4,856		898,166
			24,272,951
Consumer Services - 1.6%
Carnival	37,907	[b]	519,705
Chipotle Mexican Grill	2,139	[a]	2,569,966
Darden Restaurants	10,111		929,403
Domino's Pizza	2,972		1,124,367
Hilton Worldwide Holdings	21,371		1,876,588
Las Vegas Sands	25,576		1,229,183
Marriott International, Cl. A	20,681		1,920,851
McDonald's	56,709		12,079,017
MGM Resorts International	32,255		663,485
Norwegian Cruise Line Holdings	17,862	[a,b]	297,045
Royal Caribbean Cruises	12,865		725,843
Starbucks	88,985		7,738,136
Wynn Resorts	7,600		550,468
Yum! Brands	23,248		2,169,736
			34,393,793
Diversified Financials - 4.5%
American Express	49,559		4,521,763
Ameriprise Financial	9,384		1,509,229
Berkshire Hathaway, Cl. B	151,250	[a]	30,537,375

10

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Diversified Financials - 4.5% (continued)
BlackRock	10,882		6,520,603
Capital One Financial	35,448		2,590,540
Cboe Global Markets	8,208		667,228
CME Group	27,483		4,142,238
Discover Financial Services	23,754		1,544,248
Franklin Resources	20,995		393,656
Intercontinental Exchange	43,367		4,093,845
Invesco	26,305		344,859
MarketAxess Holdings	2,849		1,535,184
Moody's	12,240		3,217,896
Morgan Stanley	108,529		5,225,671
MSCI	6,304		2,205,391
Nasdaq	8,898		1,076,569
Northern Trust	16,141		1,263,356
Raymond James Financial	9,695		741,086
S&P Global	18,332		5,916,286
State Street	27,280		1,606,792
Synchrony Financial	40,129		1,004,028
T. Rowe Price Group	17,125		2,169,053
The Bank of New York Mellon	61,422		2,110,460
The Charles Schwab	111,227		4,572,542
The Goldman Sachs Group	26,185		4,950,012
			94,459,910
Energy - 2.0%
Apache	30,453		252,760
Baker Hughes	51,706		763,698
Cabot Oil & Gas	32,441		577,125
Chevron	146,655		10,192,522
Concho Resources	16,014		664,741
ConocoPhillips	81,899		2,343,949
Devon Energy	29,668		264,935
Diamondback Energy	13,067		339,219
EOG Resources	45,642		1,562,782
Exxon Mobil	322,136		10,508,076
Halliburton	66,520		802,231
Hess	21,037		782,997
HollyFrontier	12,696		235,003
Kinder Morgan	152,448		1,814,131
Marathon Oil	66,735	[b]	264,271
Marathon Petroleum	50,053		1,476,564
National Oilwell Varco	31,636		265,742
Occidental Petroleum	65,270		595,915
ONEOK	32,648		946,792

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Energy - 2.0% (continued)
Phillips 66	32,806		1,530,728
Pioneer Natural Resources	12,494		994,023
Schlumberger	106,127		1,585,537
TechnipFMC	34,356		189,989
The Williams Companies	92,748		1,779,834
Valero Energy	31,883		1,231,003
			41,964,567
Food & Staples Retailing - 1.6%
Costco Wholesale	33,649		12,033,555
Sysco	38,373		2,122,411
The Kroger Company	59,202		1,906,896
Walgreens Boots Alliance	55,952		1,904,606
Walmart	105,859		14,687,936
			32,655,404
Food, Beverage & Tobacco - 3.4%
Altria Group	142,555		5,143,384
Archer-Daniels-Midland	42,456		1,963,165
Brown-Forman, Cl. B	14,054		979,704
Campbell Soup	15,112		705,277
Conagra Brands	37,340		1,310,261
Constellation Brands, Cl. A	12,985		2,145,512
General Mills	46,173		2,729,748
Hormel Foods	21,103		1,027,505
Kellogg	19,753		1,242,266
Lamb Weston Holdings	11,228		712,417
McCormick & Co.	9,670		1,745,532
Molson Coors Beverage, Cl. B	14,408		508,026
Mondelez International, Cl. A	108,639		5,770,904
Monster Beverage	28,130	[a]	2,153,914
PepsiCo	105,558		14,069,826
Philip Morris International	118,597		8,422,759
The Coca-Cola Company	294,705		14,163,522
The Hershey Company	11,403		1,567,456
The J.M. Smucker Company	9,004		1,010,249
The Kraft Heinz Company	48,305		1,477,650
Tyson Foods, Cl. A	23,372		1,337,580
			70,186,657
Health Care Equipment & Services - 6.7%
Abbott Laboratories	134,968		14,186,486
ABIOMED	3,492	[a]	879,565
Align Technology	5,464	[a]	2,328,101
AmerisourceBergen	11,449		1,099,905
Anthem	19,280		5,259,584

12

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Health Care Equipment & Services - 6.7% (continued)
Baxter International	38,339		2,973,956
Becton Dickinson & Co.	22,027		5,091,101
Boston Scientific	110,312	[a]	3,780,392
Cardinal Health	21,884		1,002,068
Centene	44,495	[a]	2,629,655
Cerner	23,414		1,641,087
Cigna	28,142		4,698,870
CVS Health	99,504		5,581,179
Danaher	48,101		11,041,104
DaVita	5,331	[a,b]	459,799
Dentsply Sirona	17,207		811,998
DexCom	7,213	[a]	2,305,131
Edwards Lifesciences	47,173	[a]	3,381,832
HCA Healthcare	19,943		2,471,735
Henry Schein	10,901	[a]	693,086
Hologic	20,225	[a]	1,391,885
Humana	10,131		4,045,106
IDEXX Laboratories	6,486	[a]	2,755,383
Intuitive Surgical	8,903	[a]	5,939,013
Laboratory Corp. of America Holdings	7,682	[a]	1,534,633
McKesson	12,329		1,818,404
Medtronic	102,410		10,299,374
Quest Diagnostics	10,388		1,268,790
ResMed	10,908		2,093,682
Steris	6,402		1,134,370
Stryker	24,838		5,017,524
Teleflex	3,475		1,105,849
The Cooper Companies	3,750		1,196,438
UnitedHealth Group	72,494		22,120,819
Universal Health Services, Cl. B	5,703		624,764
Varian Medical Systems	6,977	[a]	1,205,626
West Pharmaceutical Services	5,598		1,523,048
Zimmer Biomet Holdings	15,976		2,110,430
			139,501,772
Household & Personal Products - 2.0%
Church & Dwight	18,935		1,673,665
Colgate-Palmolive	65,155		5,140,078
Kimberly-Clark	26,269		3,483,007
The Clorox Company	9,576		1,984,626
The Estee Lauder Companies, Cl. A	17,110		3,758,383
The Procter & Gamble Company	189,940		26,040,774
			42,080,533

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Insurance - 1.8%
Aflac	51,722		1,755,962
American International Group	66,390		2,090,621
Aon, Cl. A	17,941		3,301,323
Arthur J. Gallagher & Co.	15,010		1,556,687
Assurant	4,462		554,939
Chubb	34,837		4,525,675
Cincinnati Financial	11,142		788,185
Everest Re Group	2,971		585,525
Globe Life	7,241		587,173
Lincoln National	14,273		500,982
Loews	17,180		595,802
Marsh & McLennan Companies	38,457		3,978,761
MetLife	58,766		2,224,293
Principal Financial Group	19,782		775,850
Prudential Financial	29,744		1,904,211
The Allstate	24,281		2,154,939
The Hartford Financial Services Group	28,321		1,090,925
The Progressive	44,448		4,084,771
The Travelers Companies	19,089		2,304,233
Unum Group	14,589		257,642
W.R. Berkley	10,756		646,651
Willis Towers Watson	10,088		1,840,858
			38,106,008
Materials - 2.7%
Air Products & Chemicals	16,783		4,636,136
Albemarle	7,939	[b]	739,994
Amcor	123,574		1,288,877
Avery Dennison	6,132		848,607
Ball	25,497		2,269,233
Celanese	9,372		1,063,816
CF Industries Holdings	15,663		432,455
Corteva	56,338		1,858,027
Dow	56,580		2,573,824
DuPont de Nemours	55,599		3,162,471
Eastman Chemical	10,526		850,922
Ecolab	19,208		3,526,397
FMC	10,009		1,028,325
Freeport-McMoRan	110,840		1,921,966
International Flavors & Fragrances	8,451	[b]	867,580
International Paper	29,660		1,297,625
Linde	40,010		8,815,803
LyondellBasell Industries, Cl. A	19,994		1,368,589
Martin Marietta Materials	4,648		1,237,995

14

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Materials - 2.7% (continued)
Newmont	60,917		3,828,024
Nucor	22,482		1,073,740
Packaging Corp. of America	7,582		868,063
PPG Industries	18,219		2,363,369
Sealed Air	12,911		511,146
The Mosaic Company	24,998		462,463
The Sherwin-Williams Company	6,282		4,321,890
Vulcan Materials	10,457		1,514,592
WestRock	19,127		718,219
			55,450,148
Media & Entertainment - 9.3%
Activision Blizzard	59,171		4,481,020
Alphabet, Cl. A	22,929	[a]	37,055,786
Alphabet, Cl. C	22,404	[a]	36,317,108
Charter Communications, Cl. A	11,486	[a]	6,935,477
Comcast, Cl. A	347,559		14,680,892
Discovery, Cl. A	12,602	[a,b]	255,064
Discovery, Cl. C	23,940	[a]	438,581
DISH Network, Cl. A	19,449	[a]	495,755
Electronic Arts	22,062	[a]	2,643,689
Facebook, Cl. A	183,507	[a]	48,282,527
Fox, Cl. A	27,587		731,607
Fox, Cl. B	11,206		292,925
Live Nation Entertainment	10,641	[a]	519,281
Netflix	33,632	[a]	16,000,088
News Corporation, Cl. A	32,325		424,427
News Corporation, Cl. B	8,955		116,594
Omnicom Group	15,898		750,386
Take-Two Interactive Software	8,743	[a]	1,354,466
The Interpublic Group of Companies	27,728		501,600
The Walt Disney Company	137,796		16,707,765
Twitter	60,404	[a]	2,498,309
ViacomCBS, Cl. B	42,147		1,204,140
			192,687,487
Pharmaceuticals Biotechnology & Life Sciences - 7.3%
AbbVie	134,478		11,444,078
Agilent Technologies	23,964		2,446,485
Alexion Pharmaceuticals	17,023	[a]	1,960,028
Amgen	44,619		9,679,646
Biogen	12,001	[a]	3,025,092
Bio-Rad Laboratories, Cl. A	1,589	[a]	931,821
Bristol-Myers Squibb	171,701		10,035,923
Catalent	11,448	[a]	1,004,791

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 7.3% (continued)
Eli Lilly & Co.	60,453		7,886,698
Gilead Sciences	95,342		5,544,137
Illumina	11,075	[a]	3,241,653
Incyte	14,539	[a]	1,259,659
IQVIA Holdings	14,685	[a]	2,261,343
Johnson & Johnson	200,880		27,542,657
Merck & Co.	192,825		14,502,368
Mettler-Toledo International	1,840	[a]	1,836,154
Mylan	38,333	[a]	557,362
PerkinElmer	8,617		1,116,332
Perrigo	11,123		487,966
Pfizer	423,651		15,031,137
Regeneron Pharmaceuticals	8,051	[a]	4,376,202
Thermo Fisher Scientific	30,154		14,266,460
Vertex Pharmaceuticals	19,797	[a]	4,124,903
Waters	4,686	[a]	1,044,135
Zoetis	36,129		5,728,253
			151,335,283
Real Estate - 2.6%
Alexandria Real Estate Equities	9,135	[c]	1,384,135
American Tower	33,767	[c]	7,754,592
Apartment Investment & Management, Cl. A	12,020	[c]	383,438
AvalonBay Communities	10,568	[c]	1,470,326
Boston Properties	11,266	[c]	815,771
CBRE Group, Cl. A	26,431	[a]	1,332,122
Crown Castle International	32,181	[c]	5,026,672
Digital Realty Trust	20,812	[c]	3,003,172
Duke Realty	29,377	[c]	1,116,032
Equinix	6,790	[c]	4,965,120
Equity Residential	26,611	[c]	1,250,185
Essex Property Trust	5,123	[c]	1,048,115
Extra Space Storage	10,091	[c]	1,170,051
Federal Realty Investment Trust	4,779	[c]	328,700
Healthpeak Properties	41,156	[c]	1,109,977
Host Hotels & Resorts	55,070	[c]	577,134
Iron Mountain	21,374	[b,c]	557,006
Kimco Realty	34,481	[c]	353,775
Mid-America Apartment Communities	8,654	[c]	1,009,316
Prologis	56,175	[c]	5,572,560
Public Storage	11,706	[c]	2,681,493
Realty Income	27,001	[c]	1,562,278

16

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Real Estate - 2.6% (continued)
Regency Centers	12,816	[c]	456,121
SBA Communications	8,708	[c]	2,528,542
Simon Property Group	23,178	[c]	1,455,810
SL Green Realty	6,245	[b,c]	267,348
UDR	23,568	[c]	736,264
Ventas	29,237	[c]	1,153,984
Vornado Realty Trust	12,164	[c]	373,800
Welltower	32,157	[c]	1,729,082
Weyerhaeuser	58,654	[c]	1,600,668
			54,773,589
Retailing - 8.3%
Advance Auto Parts	5,475		806,358
Amazon.com	32,505	[a]	98,690,056
AutoZone	1,830	[a]	2,066,033
Best Buy	17,382		1,938,962
Booking Holdings	3,113	[a]	5,050,843
CarMax	12,457	[a,b]	1,076,783
Dollar General	19,070		3,980,100
Dollar Tree	18,001	[a]	1,625,850
eBay	50,746		2,417,032
Etsy	8,262	[a]	1,004,577
Expedia Group	10,409		980,007
Genuine Parts	10,649		962,989
L Brands	18,759		600,476
LKQ	21,839	[a]	698,630
Lowe's	57,565		9,101,026
O'Reilly Automotive	5,652	[a]	2,467,663
Pool	2,755		963,782
Ross Stores	27,661		2,355,887
Target	38,414		5,847,379
The Gap	16,135		313,826
The Home Depot	82,114		21,900,625
The TJX Companies	91,119		4,628,845
Tiffany & Co.	8,111		1,061,243
Tractor Supply	8,848		1,178,642
Ulta Beauty	4,376	[a]	904,826
			172,622,440
Semiconductors & Semiconductor Equipment - 5.0%
Advanced Micro Devices	90,142	[a]	6,786,791
Analog Devices	28,586		3,388,299
Applied Materials	69,347		4,107,423
Broadcom	30,645		10,714,411
Intel	324,300		14,360,004

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Semiconductors & Semiconductor Equipment - 5.0% (continued)
KLA	12,085		2,382,920
Lam Research	11,052		3,780,668
Maxim Integrated Products	20,566		1,432,422
Microchip Technology	19,490	[b]	2,048,009
Micron Technology	84,347	[a]	4,246,028
NVIDIA	47,071		23,599,517
Qorvo	8,955	[a]	1,140,509
Qualcomm	85,958		10,603,779
Skyworks Solutions	12,574		1,776,580
Teradyne	11,462		1,006,937
Texas Instruments	69,779		10,089,346
Xilinx	18,421		2,186,388
			103,650,031
Software & Services - 14.3%
Accenture, Cl. A	48,470		10,513,628
Adobe	36,579	[a]	16,354,471
Akamai Technologies	12,443	[a]	1,183,578
Ansys	6,637	[a]	2,020,104
Autodesk	16,640	[a]	3,919,386
Automatic Data Processing	32,663		5,159,447
Broadridge Financial Solutions	8,897		1,224,227
Cadence Design Systems	21,033	[a]	2,300,379
Citrix Systems	9,431		1,068,249
Cognizant Technology Solutions, Cl. A	41,542		2,966,930
DXC Technology	18,152		334,360
Fidelity National Information Services	47,140		5,873,173
Fiserv	42,200	[a]	4,028,834
FLEETCOR Technologies	6,488	[a]	1,433,264
Fortinet	10,274	[a]	1,133,941
Gartner	7,077	[a]	849,948
Global Payments	22,918		3,615,085
International Business Machines	67,804		7,570,995
Intuit	19,920		6,268,426
Jack Henry & Associates	5,724		848,583
Leidos Holdings	10,152		842,616
Mastercard, Cl. A	67,382		19,449,140
Microsoft	577,780		116,983,117
NortonLifeLock	44,891		923,408
Oracle	148,558		8,335,589
Paychex	24,363		2,003,857
Paycom Software	3,760	[a]	1,368,978
PayPal Holdings	89,475	[a]	16,653,982

18

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Software & Services - 14.3% (continued)
salesforce.com	69,395	[a]	16,118,377
ServiceNow	14,598	[a]	7,263,527
Synopsys	11,748	[a]	2,512,427
The Western Union Company	32,354		628,962
Tyler Technologies	3,030	[a]	1,164,671
Verisign	7,589	[a]	1,447,222
Visa, Cl. A	128,625	[b]	23,372,449
			297,735,330
Technology Hardware & Equipment - 8.0%
Amphenol, Cl. A	22,710		2,562,596
Apple	1,227,442		133,619,336
Arista Networks	4,394	[a]	917,907
CDW	10,874		1,333,152
Cisco Systems	322,637		11,582,668
Corning	59,293		1,895,597
F5 Networks	4,671	[a]	620,963
FLIR Systems	11,249		390,228
Hewlett Packard Enterprise	95,937		828,896
HP	106,888		1,919,708
IPG Photonics	2,623	[a]	487,773
Juniper Networks	25,931		511,359
Keysight Technologies	14,208	[a]	1,489,993
Motorola Solutions	12,798		2,022,852
NetApp	17,792		780,891
Seagate Technology	16,591		793,382
TE Connectivity	25,169		2,438,373
Vontier	10,207	[a]	293,349
Western Digital	23,457		885,033
Xerox Holdings	15,873		275,873
Zebra Technologies, Cl. A	4,091	[a]	1,160,371
			166,810,300
Telecommunication Services - 1.8%
AT&T	543,169		14,676,426
CenturyLink	75,768		653,120
T-Mobile US	44,216	[a]	4,844,747
Verizon Communications	315,566		17,984,106
			38,158,399
Transportation - 2.0%
Alaska Air Group	9,960		377,384
American Airlines Group	37,731	[b]	425,606
C.H. Robinson Worldwide	10,255		906,850
CSX	58,099		4,586,335
Delta Air Lines	48,692		1,491,923

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Transportation - 2.0% (continued)
Expeditors International of Washington	12,745		1,126,276
FedEx	18,312		4,751,415
J.B. Hunt Transport Services	6,100		742,614
Kansas City Southern	7,272		1,280,890
Norfolk Southern	19,362		4,048,981
Old Dominion Freight Line	7,405		1,409,690
Southwest Airlines	45,206		1,786,993
Union Pacific	51,713		9,163,026
United Airlines Holdings	22,113	[a]	748,746
United Parcel Service, Cl. B	53,849		8,460,216
			41,306,945
Utilities - 3.2%
Alliant Energy	18,385		1,016,323
Ameren	19,244		1,561,073
American Electric Power	37,921		3,410,236
American Water Works	13,784		2,074,630
Atmos Energy	9,283	[b]	850,973
CenterPoint Energy	42,423		896,398
CMS Energy	22,275		1,410,676
Consolidated Edison	25,438		1,996,629
Dominion Energy	64,846		5,209,728
DTE Energy	14,919		1,841,303
Duke Energy	56,368		5,192,056
Edison International	29,420		1,648,697
Entergy	15,364		1,555,144
Evergy	17,094		943,589
Eversource Energy	25,987		2,267,885
Exelon	74,377		2,966,899
FirstEnergy	43,133		1,281,913
NextEra Energy	149,224		10,924,689
NiSource	30,097		691,328
NRG Energy	18,091		572,037
Pinnacle West Capital	8,690		708,843
PPL	59,088		1,624,920
Public Service Enterprise Group	38,496		2,238,542
Sempra Energy	22,073		2,767,071
The AES	50,951		993,545
The Southern Company	81,482		4,681,141
WEC Energy Group	24,173		2,430,595
Xcel Energy	40,108		2,808,763
			66,565,626
Total Common Stocks (cost $517,341,822)			2,071,221,269

20

Description		Principal Amount ($)		Value ($)
Short-Term Investments - .1%
U.S. Treasury Bills - .1%
0.20%, 2/25/21 (cost $637,609)		638,000	[d,e]	637,806
	1-Day Yield (%)	Shares
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,915,828)	0.10	5,915,828	[f]	5,915,828

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $637,495)	0.10	637,495	[f]	637,495
Total Investments (cost $524,532,754)		100.0%		2,078,412,398
Cash and Receivables (Net)		.0%		576,099
Net Assets		100.0%		2,078,988,497

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2020, the value of the fund’s securities on loan was $30,319,432 and the value of the collateral was $31,340,338, consisting of cash collateral of $637,495 and U.S. Government & Agency securities valued at $30,702,843.

c Investment in real estate investment trust within the United States.

d Held by a counterparty for open exchange traded derivative contracts.

e Security is a discount security. Income is recognized through the accretion of discount.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.3
Health Care	14.0
Consumer Discretionary	11.5
Communication Services	11.1
Financials	9.8
Industrials	8.4
Consumer Staples	7.0
Utilities	3.2
Materials	2.7
Real Estate	2.7
Energy	2.0
Investment Companies	.3
Government	.0
100.0

† Based on net assets.

See notes to financial statements.

21

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/19 ($)	Purchases ($)†	Sales ($)	Value 10/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	9,855,122	327,760,207	(331,699,501)	5,915,828.3		93,293
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	728,181	35,170,521	(35,261,207)	637,495.0		-
Total	10,583,303	362,930,728	(366,960,708)	6,553,323.3		93,293

† Includes reinvested dividends/distributions

See notes to financial statements.

22

STATEMENT OF FUTURES

October 31, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
Standard & Poor's 500 E-mini	50	12/18/2020	8,700,682	8,161,750	(538,932)
Gross Unrealized Depreciation				(538,932)

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $30,319,432)—Note 1(b):
Unaffiliated issuers	517,979,431	2,071,859,075
Affiliated issuers	6,553,323	6,553,323
Cash		81,728
Dividends, interest and securities lending income receivable		2,078,793
Receivable for shares of Common Stock subscribed		1,443,149
Prepaid expenses		16
		2,082,016,084
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		906,706
Payable for shares of Common Stock redeemed		1,351,266
Liability for securities on loan—Note 1(b)		637,495
Payable for futures variation margin—Note 4		94,000
Directors’ fees and expenses payable		37,706
Interest payable—Note 2		414
		3,027,587
Net Assets ($)		2,078,988,497
Composition of Net Assets ($):
Paid-in capital		297,613,347
Total distributable earnings (loss)		1,781,375,150
Net Assets ($)		2,078,988,497

Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)	40,384,192
Net Asset Value Per Share ($)	51.48

See notes to financial statements.

24

STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	41,216,715
Affiliated issuers	90,993
Income from securities lending—Note 1(b)	110,431
Interest	60,675
Total Income	41,478,814
Expenses:
Management fee—Note 3(a)	5,406,366
Shareholder servicing costs—Note 3(b)	5,406,366
Directors’ fees—Note 3(a,c)	218,930
Loan commitment fees—Note 2	73,094
Interest expense—Note 2	2,582
Total Expenses	11,107,338
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(218,930)
Net Expenses	10,888,408
Investment Income—Net	30,590,406
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	262,190,121
Net realized gain (loss) on futures	1,287,946
Capital gain distributions from affiliated issuers	2,300
Net Realized Gain (Loss)	263,480,367
Net change in unrealized appreciation (depreciation) on investments	(103,895,584)
Net change in unrealized appreciation (depreciation) on futures	(902,680)
Net Change in Unrealized Appreciation (Depreciation)	(104,798,264)
Net Realized and Unrealized Gain (Loss) on Investments	158,682,103
Net Increase in Net Assets Resulting from Operations	189,272,509

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
Operations ($):
Investment income—net	30,590,406	36,001,448
Net realized gain (loss) on investments	263,480,367	301,803,850
Net change in unrealized appreciation (depreciation) on investments	(104,798,264)	(42,160,095)
Net Increase (Decrease) in Net Assets Resulting from Operations	189,272,509	295,645,203
Distributions ($):
Distributions to shareholders	(299,400,194)	(312,814,481)
Capital Stock Transactions ($):
Net proceeds from shares sold	290,861,571	320,880,718
Distributions reinvested	291,570,932	305,420,036
Cost of shares redeemed	(665,872,499)	(764,586,883)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(83,439,996)	(138,286,129)
Total Increase (Decrease) in Net Assets	(193,567,681)	(155,455,407)
Net Assets ($):
Beginning of Period	2,272,556,178	2,428,011,585
End of Period	2,078,988,497	2,272,556,178
Capital Share Transactions (Shares):
Shares sold	6,043,802	6,331,502
Shares issued for distributions reinvested	5,779,474	7,057,271
Shares redeemed	(13,574,483)	(15,051,465)
Net Increase (Decrease) in Shares Outstanding	(1,751,207)	(1,662,692)

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	53.93	55.44	56.66	51.04	52.88
Investment Operations:
Investment income—net[a]	.71	.79	.78	.80	.84
Net realized and unrealized gain (loss) on investments	4.07	5.03	2.97	10.12	1.11
Total from Investment Operations	4.78	5.82	3.75	10.92	1.95
Distributions:
Dividends from investment income—net	(.85)	(.84)	(.86)	(.91)	(.87)
Dividends from net realized gain on investments	(6.38)	(6.49)	(4.11)	(4.39)	(2.92)
Total Distributions	(7.23)	(7.33)	(4.97)	(5.30)	(3.79)
Net asset value, end of period	51.48	53.93	55.44	56.66	51.04
Total Return (%)	9.13	13.76	6.83	23.03	3.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.41	1.55	1.39	1.52	1.68
Portfolio Turnover Rate	2.43	2.81	3.06	2.88	4.25
Net Assets, end of period ($ x 1,000)	2,078,988	2,272,556	2,428,012	2,661,282	2,478,725

a Based on average shares outstanding.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon S&P 500 Index Fund (the “fund”) is a separate non-diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P 500® Composite Stock Price Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.

28

This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of

29

NOTES TO FINANCIAL STATEMENTS (continued)

Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2020 in valuing the fund’s investments:

30

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities—Common Stocks	2,071,221,269	-	-	2,071,221,269
Investment Companies	6,553,323	-	-	6,553,323
U.S. Treasury Securities	-	637,806	-	637,806
Liabilities ($)
Other Financial Instruments:
Futures††	(538,932)	-	-	(538,932)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives is reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2020, The Bank of

31

NOTES TO FINANCIAL STATEMENTS (continued)

New York Mellon earned $21,618 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

32

As of and during the period ended October 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $25,798,142, undistributed capital gains $221,233,908 and unrealized appreciation $1,534,343,100.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2020 and October 31, 2019 were as follows: ordinary income $35,002,478 and $37,621,906, and long-term capital gains $264,397,716 and $275,192,575, respectively.

During the period ended October 31, 2020, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $35,803,954 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro

33

NOTES TO FINANCIAL STATEMENTS (continued)

rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2020 was approximately $193,716 with a related weighted average annualized interest rate of 1.33%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2020, fees reimbursed by the Adviser amounted to $218,930.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2020, the fund was charged $5,406,366 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $463,568 and Shareholder Services Plan fees of $463,568, which are

34

offset against an expense reimbursement currently in effect in the amount of $20,430.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2020, amounted to $52,069,868 and $400,961,277, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2020 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2020:

Average Market Value ($)
Equity futures	14,629,898

At October 31, 2020, the cost of investments for federal income tax purposes was $544,069,298; accordingly, accumulated net unrealized appreciation on investments was $1,534,343,100, consisting of

35

NOTES TO FINANCIAL STATEMENTS (continued)

$1,586,320,770 gross unrealized appreciation and $51,977,670 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt qualified transfers from avoidance that merely passed through “financial institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the State Law Cases that “the mandate in this case is recalled in anticipation of further panel review.”

On December 19, 2019, the Second Circuit issued an Amended and Corrected Opinion affirming dismissal of the constructive fraudulent transfer claims notwithstanding Merit Mgmt., because there is an alternate

36

basis for finding that the payments are safe-harbored under Section 546(e); namely, that, with respect to LBO payments, the Tribune Company is itself a “financial institution” because it was the customer of Computershare – a trust company and bank that acted as Tribune’s agent – and because all payments were made in connection with a securities contract.

On January 2, 2020, plaintiffs petitioned the Second Circuit for rehearing by the same panel of judges and/or rehearing en banc by all judges on the Court of Appeals for the Second Circuit. Plaintiffs sought this relief on numerous grounds, including that the panel rendered its decision using an incorrect construction of Section 546(e), improperly considered evidence, and an insufficiently developed factual record. Second Circuit rules state that parties opposing a petition for rehearing and rehearing en banc are not permitted to file a response unless requested by the Court. The Second Circuit did not request any oppositions to plaintiffs’ motion, instead issuing an order on February 6, 2020, denying plaintiffs’-appellants’ petition for rehearing and/or rehearing en banc.

In July 2020, plaintiffs filed a petition for certiorari to the U.S. Supreme Court seeking review of the Second Circuit’s Amended and Corrected Opinion affirming the dismissal of the constructive fraudulent transfer claims. Plaintiffs’ cert. petition identifies three purported errors allegedly justifying Supreme Court review; namely, that the Second Circuit erred in its application of the “presumption against preemption” in the context of the Bankruptcy Code, in its conclusion that the 546(e) safe harbor pre-empts claims brought by creditors, and in its conclusion that the Tribune Company was a “financial institution.” Plaintiffs also formally abandoned their claims against certain defendants believed to have created a financial conflict that precluded a quorum among the Supreme Court justices. In August 2020, defendants opposed the petition for certiorari to the U.S. Supreme Court, arguing that none of the Second Circuit’s findings and holdings warrant review, particularly since its decision does not conflict with the decision of any other court of appeals. In October 2020, the Supreme Court issued an order inviting the Solicitor General of the United States to file a brief expressing the views of the United States on the certiorari petition filed in the state law cases.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the

37

NOTES TO FINANCIAL STATEMENTS (continued)

Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away. A decision is still expected in 2021, though it is unknown whether a third panel member will be sought to decide the pending appeal, whether additional

38

briefing or oral argument will be requested or required by a third panel member, if any, or whether any such request will impact the timing to a final decision.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon S&P 500 Index Fund (the “Fund”) (one of the funds constituting BNY Mellon Index Funds, Inc.), including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2020

40

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2020 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $35,002,478 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. The fund also hereby reports $.0044 per share as a long-term capital gain distribution paid on March 24, 2020 and also $6.3766 per share as a long-term capital gain distribution paid on December 26, 2019.

41

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

42

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

43

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Peggy C. Davis (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- 2019)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 25

———————

44

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present); Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

45

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

46

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

47

This page intentionally left blank.

48

This page intentionally left blank.

49

For More Information

BNY Mellon S&P 500 Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	PEOPX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0078AR1020

BNY Mellon Smallcap Stock Index Fund

ANNUAL REPORT October 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Smallcap Stock Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Smallcap Stock Index Fund, covering the 12-month period from November 1, 2019 through October 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects the final months of 2019, fueling an equity rally. As we entered 2020, optimism turned to concern as COVID-19 began to spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Volatility returned in September 2020 and continued through October, as concerns over rising COVID-19 infection rates, continued trade tensions, the U.S. Congress’ failure to pass additional financial assistance and anxiety over the upcoming U.S. election constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when investment-grade instrument prices stalled. Yields in the intermediate and long portions of the Treasury curve rose during October, further constraining bond prices.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. As always, we will monitor relevant data for meaningful developments. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through October 31, 2020, as provided by Thomas J. Durante, CFA, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2020, the BNY Mellon Smallcap Stock Index Fund’s Investor shares produced a total return of -8.01%, and its Class I shares returned -7.79%.1 In comparison, the S&P SmallCap 600® Index (the “Index”), the fund’s benchmark, produced a -7.72% total return for the same period.2,3

Small-cap stocks fell during the reporting period, due largely to volatility brought on by the spread of COVID-19. The difference in returns between the fund and the Index during the reporting period was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the Index and in futures whose performance is tied to the Index. The fund generally invests in all 600 stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index and in futures whose performance is tied to the Index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the Index.

The Index is an unmanaged index composed of 600 domestic stocks. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $600 million and $2.4 billion, to the extent consistent with market conditions.

Central Bank Policy and COVID-19 Influence Markets

U.S. equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. Continued accommodative policies by the U.S. Federal Reserve (the “Fed”), coupled with encouraging economic data releases, worked to fuel a risk-on environment. Greater certainty as to the timing of Brexit was also forthcoming and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘Phase-One’ trade deal would be signed in early 2020.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. Stocks continued to exhibit volatility through the end of the period.

In this environment, small-cap stocks trailed their large-cap and mid-cap counterparts.

Financials Stocks Weigh on the Market

Interest rates fell during the 12-month period, putting downward pressure on many financial stocks. Small banks were particularly hard hit, as a large portion of their revenues depends on mortgage products. Lower rates generally reduce the profitability of lending money. In addition, high rates of unemployment during the period have investors concerned about a possible uptick in mortgage defaults. Banks have set aside large sums of money as reserves in case of loan defaults, which could imperil balance sheet health for these institutions. Insurance company stocks also came under pressure, as investors speculated over the possible extent of costs associated with COVID-19 claims. As people sheltered in place during the period, real estate securities were also hit. Commercial and retail REITs were negatively affected, as people worked from home and did not visit stores in person. The energy sector also performed poorly. Reduced demand for gasoline from commuters and business travelers has helped to depress oil prices. Lower oil prices have financially strained some energy companies, resulting in reduced dividends and investor speculation about corporate viability.

There were spots of resilience within the small-cap markets. Health care companies led the Index for the year. Biotechnology was the best performing industry within the sector. Smaller biotech companies are nimbler than their larger counterparts and can often pivot their research and development efforts quickly. Many companies partnered with larger drug makers to develop and distribute COVID-19 therapies and treatments, bolstering stock prices. Medical equipment and supplies companies also led the broader market. Elective procedures increased the last several months of the period, increasing demand for equipment and supplies. Hospitals and medical offices have also been increasing their orders for diagnostic testing equipment. The consumer discretionary sector also performed well, particularly within the household durables industry. Demand for items such as cleaning products and food storage containers was very strong during the lockdown, boosting stock prices for companies such as Tupperware Brands. Many internet and direct marketing retail companies also posted positive results. People opted to purchase things online as opposed to visiting stores where they could be exposed to the virus. Companies such as Stamps.com and PetMed Express helped drive performance within the sector.

4

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while the spread of COVID-19 and resulting economic implications continue to impact markets and the economy, the U.S. government and Fed remain dedicated to supporting capital markets and the economy with various fiscal and monetary techniques. As always, we continue to monitor factors that affect the fund’s investments.

November 16, 2020

¹ Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P SmallCap 600®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in the Investor shares and Class I shares of BNY Mellon Smallcap Stock Index Fund with a hypothetical investment of $10,000 in the S&P SmallCap 600® Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in the Investor shares and Class I shares of BNY Mellon Smallcap Stock Index Fund on 10/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2020
	Inception Date	1 Year	5 Years	10 Years
Investor shares	6/30/97	-8.01%	5.96%	9.95%
Class I Shares	8/31/16	-7.79%	6.18%†	10.07%†
S&P SmallCap 600® Index		-7.72%	6.48%	10.39%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Smallcap Stock Index Fund from May 1, 2020 to October 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2020

	Investor Shares	Class I
Expense paid per $1,000†	$2.69	$1.35
Ending value (after expenses)	$1,143.60	$1,145.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2020

	Investor Shares	Class I
Expense paid per $1,000†	$2.54	$1.27
Ending value (after expenses)	$1,022.62	$1,023.88

†Expenses are equal to the fund’s annualized expense ratio of .50% for Investor Shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2020

Description	Shares		Value ($)
Common Stocks - 99.1%
Automobiles & Components - 1.8%
American Axle & Manufacturing Holdings	240,292	[a]	1,614,762
Cooper Tire & Rubber	103,593		3,562,563
Cooper-Standard Holdings	33,557	[a]	526,509
Dorman Products	60,212	[a]	5,375,125
Gentherm	69,107	[a]	3,198,963
LCI Industries	52,522		5,759,563
Motorcar Parts of America	40,449	[a]	595,814
Standard Motor Products	40,872		1,871,938
Winnebago Industries	71,270		3,346,127
			25,851,364
Banks - 10.7%
Allegiance Bancshares	40,665		1,150,820
Ameris Bancorp	145,296		4,257,173
Axos Financial	109,582	[a]	2,987,205
Banc of California	93,426		1,121,112
BancFirst	39,232		1,743,862
BankUnited	192,389		4,857,822
Banner	72,969		2,690,367
Berkshire Hills Bancorp	103,698		1,351,185
Boston Private Financial Holdings	173,023		1,069,282
Brookline Bancorp	159,326		1,526,343
Cadence Bancorp	259,872		2,915,764
Capitol Federal Financial	275,147		3,158,688
Central Pacific Financial	61,426		845,836
City Holding	33,907		2,049,000
Columbia Banking System	149,086		4,235,533
Community Bank System	110,771		6,423,610
Customers Bancorp	60,228	[a]	832,351
CVB Financial	265,480		4,645,900
Dime Community Bancshares	60,585		766,400
Eagle Bancorp	67,455		2,018,254
FB Financial	65,077		1,919,772
First Bancorp	458,915		2,978,358
First Commonwealth Financial	208,618		1,798,287
First Financial Bancorp	206,188		2,948,488
First Hawaiian	267,915		4,624,213
First Midwest Bancorp	240,577		3,019,241
Flagstar Bancorp	88,464		2,596,418
Great Western Bancorp	118,439		1,538,523
Hanmi Financial	63,199		568,159

8

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Banks - 10.7% (continued)
Heritage Financial	76,110		1,595,266
HomeStreet	46,723		1,451,684
Hope Bancorp	255,034		2,058,124
Independent Bank	67,840		3,886,554
Independent Bank Group	76,133		3,926,940
Meta Financial Group	71,873		2,108,754
Mr. Cooper Group	146,718	[a]	3,092,815
National Bank Holdings, Cl. A	63,846		1,924,957
NBT Bancorp	90,464		2,476,904
NMI Holdings, Cl. A	176,020	[a]	3,782,670
Northfield Bancorp	99,749		1,013,450
Northwest Bancshares	265,623		2,834,197
OFG Bancorp	108,471		1,560,898
Old National Bancorp	340,745		4,763,615
Pacific Premier Bancorp	193,722		4,939,911
Park National	29,842		2,735,019
Preferred Bank	27,660		935,738
Provident Financial Services	153,418		2,081,882
Renasant	118,068		3,366,119
S&T Bancorp	83,593		1,654,305
Seacoast Banking Corp. of Florida	109,739	[a]	2,357,194
ServisFirst Bancshares	96,402		3,557,234
Simmons First National, Cl. A	226,897		3,854,980
Southside Bancshares	66,096		1,781,948
Tompkins Financial	25,635		1,435,304
Triumph Bancorp	46,744	[a]	1,969,325
TrustCo Bank	199,107		1,094,093
United Community Bank	179,489		3,758,500
Veritex Holdings	102,952		2,031,243
Walker & Dunlop	59,588		3,746,893
Westamerica Bancorporation	56,947		2,982,314
			153,396,796
Capital Goods - 11.8%
AAON	85,013		4,965,609
AAR	70,799		1,377,748
Aegion	63,567	[a]	896,930
Aerojet Rocketdyne Holdings	152,547	[a]	4,945,574
AeroVironment	46,355	[a]	3,539,668
Alamo Group	20,434		2,458,823
Albany International, Cl. A	64,939		3,307,993
American Woodmark	35,307	[a]	2,916,711
Apogee Enterprises	55,416		1,323,888
Applied Industrial Technologies	79,928		4,879,604

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Capital Goods - 11.8% (continued)
Arcosa	99,724		4,604,257
Astec Industries	47,567		2,416,404
AZZ	54,715		1,837,877
Barnes Group	95,588		3,508,080
Chart Industries	73,521	[a]	6,208,848
CIRCOR International	42,395	[a]	1,182,821
Comfort Systems USA	75,860		3,474,388
Cubic	65,093		3,847,647
DXP Enterprises	33,621	[a]	525,832
Encore Wire	43,187		1,995,671
Enerpac Tool Group	123,251		2,197,565
EnPro Industries	43,518		2,568,432
ESCO Technologies	54,267		4,541,605
Federal Signal	124,280		3,564,350
Foundation Building Materials	45,421	[a]	661,330
Franklin Electric	79,926		4,773,980
Gibraltar Industries	66,777	[a]	3,836,339
GMS	88,949	[a]	2,010,247
Granite Construction	96,639		1,866,099
Griffon	92,994		1,993,791
Hillenbrand	155,776		4,556,448
Insteel Industries	40,059		871,684
John Bean Technologies	66,189		5,557,890
Kaman	57,387		2,275,968
Lindsay	22,777		2,398,418
Lydall	36,304	[a]	718,456
Meritor	148,767	[a]	3,620,989
Moog, Cl. A	61,760		3,853,206
Mueller Industries	120,083		3,474,001
MYR Group	35,165	[a]	1,503,304
National Presto Industries	10,615		882,000
NOW	235,217	[a]	957,333
Park Aerospace	43,326		458,822
Patrick Industries	45,624		2,543,538
PGT Innovations	123,669	[a]	2,050,432
Powell Industries	17,815		420,968
Proto Labs	55,781	[a]	6,586,621
Quanex Building Products	70,965		1,291,563
Raven Industries	74,048		1,623,132
Resideo Technologies	252,594	[a]	2,546,148
SPX	92,095	[a]	3,903,907
SPX FLOW	87,310	[a]	3,697,579
Standex International	26,090		1,619,928

10

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Capital Goods - 11.8% (continued)
Tennant	39,072		2,329,473
The Greenbrier Companies	68,894		1,858,760
Titan International	95,909		263,750
Triumph Group	109,893		725,294
UFP Industries	127,928		6,384,887
Veritiv	26,168	[a]	376,819
Vicor	43,209	[a]	3,370,302
Wabash National	109,616		1,563,124
Watts Water Technologies, Cl. A	57,283		6,345,238
			168,858,093
Commercial & Professional Services - 2.9%
ABM Industries	137,634		4,778,653
Brady, Cl. A	99,685		3,760,118
Deluxe	88,121		1,889,314
Exponent	107,993		7,515,233
Forrester Research	23,600	[a]	871,784
Harsco	166,985	[a]	2,154,107
Heidrick & Struggles International	39,152		894,623
Interface	123,523		757,196
Kelly Services, Cl. A	72,393		1,258,190
Korn Ferry	118,085		3,564,986
Matthews International, Cl. A	66,239		1,445,997
Pitney Bowes	354,250		1,881,068
R.R. Donnelley & Sons	182,459		213,477
Resources Connection	64,062		688,026
Team	70,344	[a]	377,044
TrueBlue	75,992	[a]	1,179,396
U.S. Ecology	64,222		1,960,055
UniFirst	31,820		5,212,434
Viad	41,819		836,380
			41,238,081
Consumer Durables & Apparel - 6.1%
Callaway Golf	199,090		3,083,904
Capri Holdings	313,841	[a]	6,659,706
Cavco Industries	18,076	[a]	3,111,603
Century Communities	59,300	[a]	2,303,212
Crocs	140,862	[a]	7,371,308
Ethan Allen Interiors	46,779		750,803
Fossil Group	99,266	[a]	566,809
G-III Apparel Group	91,127	[a]	1,228,392
Installed Building Products	47,255	[a]	4,278,468
iRobot	58,148	[a]	4,627,418
Kontoor Brands	97,276		3,200,380

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Consumer Durables & Apparel - 6.1% (continued)
La-Z-Boy	94,496		3,234,598
LGI Homes	46,058	[a]	4,922,679
M.D.C. Holdings	103,308		4,495,964
M/I Homes	60,404	[a]	2,471,732
Meritage Homes	78,635	[a]	6,848,322
Movado Group	32,748		357,281
Oxford Industries	35,044		1,442,762
Steven Madden	161,808		3,885,010
Sturm Ruger & Co.	36,503		2,440,591
Tupperware Brands	103,485		3,282,544
Unifi	27,784	[a]	416,482
Universal Electronics	29,878	[a]	1,107,279
Vera Bradley	44,186	[a]	280,139
Vista Outdoor	123,064	[a]	2,432,975
Wolverine World Wide	170,561		4,548,862
YETI Holdings	154,845	[a]	7,661,731
			87,010,954
Consumer Services - 1.8%
American Public Education	31,295	[a]	884,710
BJ's Restaurants	46,084		1,300,030
Bloomin‘ Brands	165,452		2,313,019
Brinker International	92,868		4,043,473
Chuy's Holdings	40,449	[a]	849,025
Dave & Buster's Entertainment	99,051		1,699,715
Dine Brands Global	35,130		1,807,439
El Pollo Loco Holdings	40,451	[a]	571,168
Fiesta Restaurant Group	37,377	[a]	322,937
Monarch Casino & Resort	25,857	[a]	1,121,935
Perdoceo Education	144,833	[a]	1,635,165
Red Robin Gourmet Burgers	30,679	[a]	369,375
Regis	47,158	[a]	261,255
Ruth's Hospitality Group	65,322		730,300
Shake Shack, Cl. A	74,575	[a]	5,035,304
The Cheesecake Factory	88,471		2,629,358
			25,574,208
Diversified Financials - 3.0%
Apollo Commercial Real Estate Finance	288,436	[b]	2,509,393
ARMOUR Residential REIT	133,713	[b]	1,275,622
Blucora	104,051	[a]	1,035,307
Brightsphere Investment Group	127,639		1,761,418
Capstead Mortgage	202,948	[b]	1,037,064
Donnelley Financial Solutions	61,615	[a]	778,197
Encore Capital Group	64,704	[a]	2,065,999

12

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Diversified Financials - 3.0% (continued)
Enova International	74,164	[a]	1,138,417
EZCORP, Cl. A	113,458	[a]	506,023
Granite Point Mortgage Trust	117,525	[b]	792,119
Green Dot, Cl. A	111,079	[a]	5,922,732
Greenhill & Co.	30,570		395,270
Invesco Mortgage Capital	381,247	[b]	1,029,367
KKR Real Estate Finance Trust	56,077	[b]	937,047
New York Mortgage Trust	768,490	[b]	1,951,965
PennyMac Mortgage Investment Trust	210,076	[b]	3,144,838
Piper Sandler	28,053		2,341,023
PRA Group	96,302	[a]	3,286,787
Ready Capital	83,925	[b]	943,317
Redwood Trust	243,817	[b]	2,072,445
StoneX Group	34,756	[a]	1,841,373
Virtus Investment Partners	15,264		2,435,371
Waddell & Reed Financial, Cl. A	138,098		2,119,804
WisdomTree Investments	240,195		874,310
World Acceptance	9,718	[a]	816,215
			43,011,423
Energy - 2.8%
Archrock	276,066		1,637,071
Bonanza Creek Energy	38,659	[a]	684,651
Bristow Group	43,898	[a]	912,200
Callon Petroleum	86,101	[a]	450,308
CONSOL Energy	60,927	[a]	230,913
Core Laboratories	94,809		1,369,990
DMC Global	30,852		1,097,406
Dorian LPG	69,317	[a]	568,399
Dril-Quip	74,264	[a]	1,923,438
Exterran	54,395	[a]	230,091
Geospace Technologies	24,957	[a]	128,029
Green Plains	69,893	[a]	1,055,384
Gulfport Energy	346,385	[a]	88,675
Helix Energy Solutions Group	301,201	[a]	746,978
Helmerich & Payne	227,433		3,381,929
Laredo Petroleum	18,505	[a]	148,780
Matador Resources	234,278	[a]	1,656,345
Matrix Service	55,175	[a]	419,330
Nabors Industries	13,915		395,464
Oceaneering International	219,057	[a]	893,753
Oil States International	126,206	[a]	314,253
Par Pacific Holdings	84,212	[a]	542,325
Patterson-UTI Energy	396,046		1,013,878

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Energy - 2.8% (continued)
PBF Energy, Cl. A	182,550		852,509
PDC Energy	208,506	[a]	2,485,392
Penn Virginia	30,771	[a]	236,321
ProPetro Holding	171,862	[a]	678,855
QEP Resources	515,957		464,361
Range Resources	522,742		3,439,642
Renewable Energy Group	81,079	[a]	4,572,856
REX American Resources	11,840	[a]	860,650
RPC	118,657	[a]	282,404
SEACOR Holdings	39,281	[a]	1,203,177
SM Energy	231,832		373,250
Southwestern Energy	1,251,129	[a]	3,340,514
Talos Energy	48,400	[a]	318,472
U.S. Silica Holdings	149,010		405,307
			39,403,300
Food & Staples Retailing - .6%
PriceSmart	48,755		3,364,095
SpartanNash	76,929		1,416,263
The Andersons	65,148		1,413,060
The Chefs' Warehouse	67,633	[a]	914,398
United Natural Foods	114,412	[a]	1,666,983
			8,774,799
Food, Beverage & Tobacco - 1.8%
B&G Foods	131,971		3,505,150
Calavo Growers	34,455		2,312,964
Cal-Maine Foods	76,200	[a]	2,922,270
Coca-Cola Consolidated	9,853		2,255,844
Fresh Del Monte Produce	62,436		1,344,247
J&J Snack Foods	30,766		4,170,947
John B. Sanfilippo & Son	18,592		1,352,754
MGP Ingredients	26,966		1,133,111
National Beverage	24,129	[a]	1,889,059
Seneca Foods, Cl. A	13,950	[a]	514,058
Universal	51,746		2,062,078
Vector Group	265,900		2,443,621
			25,906,103
Health Care Equipment & Services - 8.6%
Addus HomeCare	30,816	[a]	3,006,717
Allscripts Healthcare Solutions	342,659	[a]	3,454,003
AMN Healthcare Services	98,074	[a]	6,402,271
AngioDynamics	75,379	[a]	779,419
BioTelemetry	70,862	[a]	3,017,304
Cardiovascular Systems	81,792	[a]	2,915,885

14

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Health Care Equipment & Services - 8.6% (continued)
Community Health Systems	239,160	[a]	1,492,358
Computer Programs & Systems	25,549		712,562
CONMED	58,989		4,599,372
CorVel	19,207	[a]	1,752,063
Covetrus	204,744	[a]	5,055,129
Cross Country Healthcare	75,170	[a]	590,085
CryoLife	80,028	[a]	1,341,269
Cutera	38,788	[a]	734,257
Fulgent Genetics	24,862	[a]	808,761
Glaukos	92,271	[a]	5,159,794
Hanger	78,698	[a]	1,374,854
HealthStream	55,000	[a]	1,006,500
Heska	18,579	[a]	2,179,874
HMS Holdings	184,552	[a]	4,912,774
Inogen	39,059	[a]	1,140,913
Integer Holdings	68,443	[a]	4,000,493
Invacare	74,950		607,845
Lantheus Holdings	138,024	[a]	1,498,941
LeMaitre Vascular	35,752		1,161,225
Magellan Health	46,931	[a]	3,391,703
Meridian Bioscience	90,767	[a]	1,556,654
Merit Medical Systems	101,623	[a]	5,086,231
Mesa Laboratories	9,906		2,589,527
Natus Medical	69,572	[a]	1,266,906
NextGen Healthcare	114,091	[a]	1,551,638
Omnicell	89,283	[a]	7,727,444
OraSure Technologies	151,632	[a]	2,265,382
Orthofix Medical	39,683	[a]	1,240,491
Owens & Minor	150,394		3,777,897
R1 RCM	235,303	[a]	4,216,630
RadNet	89,576	[a]	1,299,748
Select Medical Holdings	223,448	[a]	4,687,939
Simulations Plus	30,806		1,996,845
SurModics	29,644	[a]	1,089,417
Tabula Rasa HealthCare	42,999	[a]	1,485,185
Tactile Systems Technology	40,267	[a]	1,472,967
The Ensign Group	105,464		6,205,502
The Pennant Group	53,647	[a]	2,234,934
The Providence Service	25,523	[a]	3,000,229
Tivity Health	80,882	[a]	1,112,128
U.S. Physical Therapy	27,195		2,157,379
Varex Imaging	83,081	[a]	1,113,285

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Health Care Equipment & Services - 8.6% (continued)
Zynex	39,608	[a]	507,378
			122,738,107
Household & Personal Products - 1.2%
Central Garden & Pet	19,814	[a]	771,953
Central Garden & Pet, Cl. A	80,681	[a]	2,855,301
Inter Parfums	36,374		1,493,516
Medifast	24,486		3,440,038
USANA Health Sciences	25,544	[a]	1,932,404
WD-40	28,503		6,937,060
			17,430,272
Insurance - 3.6%
Ambac Financial Group	96,477	[a]	1,184,738
American Equity Investment Life Holding	191,753		4,759,309
AMERISAFE	40,609		2,395,119
Assured Guaranty	174,999		4,467,724
eHealth	53,359	[a]	3,580,923
Employers Holdings	62,217		1,991,566
HCI Group	13,034		612,337
Horace Mann Educators	85,911		2,913,242
James River Group Holdings	64,497		3,013,945
Kinsale Captial Group	44,018		8,252,054
Palomar Holdings	44,337	[a]	3,953,530
ProAssurance	114,536		1,767,291
Safety Insurance Group	30,366		2,125,620
Stewart Information Services	55,054		2,333,739
Third Point Reinsurance	167,890	[a]	1,306,184
Trupanion	67,529	[a]	4,831,025
United Fire Group	46,204		949,030
United Insurance Holdings	43,585		191,338
Universal Insurance Holdings	62,711		782,006
			51,410,720
Materials - 5.5%
AdvanSix	56,564	[a]	860,904
Allegheny Technologies	252,092	[a]	2,321,767
American Vanguard	55,671		719,269
Arconic	200,178	[a]	4,351,870
Balchem	67,537		6,750,323
Boise Cascade	81,480		3,127,202
Carpenter Technology	100,069		1,749,206
Century Aluminum	108,460	[a]	713,667
Clearwater Paper	34,938	[a]	1,297,947
Cleveland-Cliffs	833,214		6,899,012

16

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Materials - 5.5% (continued)
Ferro	172,710	[a]	2,221,051
FutureFuel	56,342		669,906
GCP Applied Technologies	99,798	[a]	2,176,594
Glatfelter	95,412		1,361,529
H.B. Fuller	106,466		4,817,587
Hawkins	19,876		928,408
Haynes International	25,974		421,039
Innospec	51,090		3,379,093
Kaiser Aluminum	33,558		2,111,805
Koppers Holdings	44,285	[a]	993,313
Kraton	64,452	[a]	1,823,992
Livent	307,774	[a]	3,308,571
Materion	43,055		2,203,985
Mercer International	87,870		552,702
Myers Industries	75,261		1,079,243
Neenah	34,551		1,300,154
Olympic Steel	20,388		232,627
Quaker Chemical	27,213		5,191,968
Rayonier Advanced Materials	130,561	[a]	447,824
Schweitzer-Mauduit International	65,946		2,189,407
Stepan	44,414		5,171,566
SunCoke Energy	182,962		638,537
TimkenSteel	78,286	[a]	302,967
Tredegar	55,704		812,164
Trinseo	80,193		2,551,741
U.S. Concrete	33,609	[a]	1,141,362
Warrior Met Coal	108,400		1,626,000
			78,446,302
Media & Entertainment - .7%
Gannett	291,031		334,686
Glu Mobile	304,102	[a]	2,177,370
Meredith	87,797		965,767
QuinStreet	101,905	[a]	1,630,990
Scholastic	64,223		1,269,047
TechTarget	48,582	[a]	2,127,892
The E.W. Scripps Company, Cl. A	116,387		1,056,794
The Marcus	46,714		342,414
			9,904,960
Pharmaceuticals Biotechnology & Life Sciences - 3.3%
AMAG Pharmaceuticals	65,220	[a]	894,818
Amphastar Pharmaceuticals	76,533	[a]	1,499,281
ANI Pharmaceuticals	19,578	[a]	499,043
Anika Therapeutics	30,047	[a]	980,133

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 3.3% (continued)
Coherus Biosciences	131,853	[a]	2,197,990
Corcept Therapeutics	216,488	[a]	3,632,669
Cytokinetics	147,455	[a]	2,266,383
Eagle Pharmaceuticals	24,970	[a]	1,161,604
Enanta Pharmaceuticals	36,915	[a]	1,610,601
Endo International	472,450	[a]	2,159,097
Innoviva	134,067	[a]	1,449,264
Lannett	68,005	[a]	437,272
Luminex	89,160		1,965,086
Myriad Genetics	158,190	[a]	1,966,302
NeoGenomics	231,146	[a]	9,067,858
Pacira Biosciences	88,205	[a]	4,613,122
Phibro Animal Health, Cl. A	41,656		684,825
REGENXBIO	63,691	[a]	1,831,753
Spectrum Pharmaceuticals	295,997	[a]	1,015,270
Supernus Pharmaceuticals	112,374	[a]	2,063,187
Vanda Pharmaceuticals	115,965	[a]	1,239,666
Xencor	117,633	[a]	4,514,755
			47,749,979
Real Estate - 7.7%
Acadia Realty Trust	180,642	[b]	1,685,390
Agree Realty	112,444	[b]	6,979,399
Alexander & Baldwin	151,003	[b]	1,940,389
American Assets Trust	103,922	[b]	2,175,087
Armada Hoffler Properties	122,004	[b]	1,099,256
Brandywine Realty Trust	354,866	[b]	3,108,626
CareTrust REIT	199,151	[b]	3,405,482
Chatham Lodging Trust	94,439	[b]	694,127
Community Healthcare Trust	44,828	[b]	2,075,536
CoreCivic	251,173	[b]	1,610,019
DiamondRock Hospitality	418,719	[b]	2,068,472
Diversified Healthcare Trust	498,270	[b]	1,442,492
Easterly Government Properties	166,931	[b]	3,488,858
Essential Properties Realty Trust	212,717	[b]	3,514,085
Four Corners Property Trust	146,429	[b]	3,710,511
Franklin Street Properties	207,130	[b]	869,946
Getty Realty	74,075	[b]	1,946,691
Global Net Lease	189,227	[b]	2,692,700
Hersha Hospitality Trust	82,648	[b]	404,975
Independence Realty Trust	196,323	[b]	2,385,324
Industrial Logistics Properties Trust	135,110	[b]	2,591,410
Innovative Industrial Properties	44,843	[b]	5,230,039

18

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Real Estate - 7.7% (continued)
Investors Real Estate Trust	26,737	[b]	1,802,341
iStar	154,860	[b]	1,827,348
Kite Realty Group Trust	176,249	[b]	1,825,940
Lexington Realty Trust	578,184	[b]	5,741,367
LTC Properties	82,825	[b]	2,734,053
Mack-Cali Realty	171,728	[a,b]	1,887,291
Marcus & Millichap	50,677	[a]	1,582,643
National Storage Affiliates Trust	127,666	[b]	4,326,601
NexPoint Residential Trust	45,772	[b]	2,028,615
Office Properties Income Trust	102,218	[b]	1,881,833
RE/MAX Holdings, Cl. A	36,706		1,187,072
Realogy Holdings	244,139		2,724,591
Retail Opportunity Investments	249,928	[b]	2,431,799
Retail Properties of America, Cl. A	453,567	[b]	2,376,691
RPT Realty	175,351	[b]	857,466
Safehold	28,907	[b]	1,989,380
Saul Centers	26,882	[b]	665,330
SITE Centers	320,768	[a,b]	2,184,430
Summit Hotel Properties	228,172	[b]	1,204,748
Tanger Factory Outlet Centers	198,246	[a,b]	1,227,143
The St. Joe Company	65,974		1,783,937
Uniti Group	399,547	[b]	3,524,005
Universal Health Realty Income Trust	27,380	[b]	1,464,009
Urstadt Biddle Properties, Cl. A	64,130	[b]	609,876
Washington Prime Group	420,748	[b]	246,348
Washington Real Estate Investment Trust	174,466	[b]	3,049,666
Whitestone REIT	85,069	[b]	507,011
Xenia Hotels & Resorts	240,793	[b]	1,984,134
			110,774,482
Retailing - 5.2%
Abercrombie & Fitch, Cl. A	129,012		1,834,551
America's Car-Mart	13,002	[a]	1,124,933
Asbury Automotive Group	39,745	[a]	4,092,940
Barnes & Noble Education	78,981	[a]	181,656
Bed Bath & Beyond	263,061		5,208,608
Big Lots	74,068		3,525,637
Boot Barn Holdings	60,162	[a]	1,926,387
Caleres	81,748		627,825
Chico's FAS	283,074		302,889
Conn's	38,307	[a]	358,937
Core-Mark Holding	95,432		2,610,065
Designer Brands, Cl. A	116,606		504,904

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Retailing - 5.2% (continued)
GameStop, Cl. A	116,956	[a]	1,224,529
Genesco	30,002	[a]	531,635
Group 1 Automotive	35,751		3,792,466
Guess?	80,825		952,119
Haverty Furniture	36,615		916,107
Hibbett Sports	35,071	[a]	1,326,035
Liquidity Services	52,513	[a]	447,936
Lumber Liquidators Holdings	60,610	[a]	1,340,693
Macy's	639,007		3,968,233
MarineMax	44,458	[a]	1,332,851
Monro	69,135		2,907,818
PetMed Express	41,642		1,231,770
Rent-A-Center	99,495		3,074,396
Sally Beauty Holdings	237,753	[a]	1,989,993
Shoe Carnival	17,392		538,804
Shutterstock	45,474		2,976,273
Signet Jewelers	109,588		2,441,621
Sleep Number	58,257	[a]	3,691,164
Sonic Automotive, Cl. A	51,244		1,847,859
Stamps.com	36,636	[a]	8,178,621
The Buckle	60,019		1,438,055
The Cato, Cl. A	46,110		282,193
The Children's Place	32,205		813,820
The Michaels Companies	156,894	[a]	1,272,410
The ODP	111,468		2,173,626
Zumiez	43,477	[a]	1,217,356
			74,207,715
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Energy Industries	79,970	[a]	5,395,576
Axcelis Technologies	69,878	[a]	1,542,207
Brooks Automation	154,037		7,193,528
CEVA	46,101	[a]	1,858,792
Cohu	84,886		1,844,573
Diodes	87,560	[a]	5,063,595
DSP Group	46,966	[a]	618,542
FormFactor	160,601	[a]	4,553,038
Ichor Holdings	47,070	[a]	1,094,848
Kulicke & Soffa Industries	128,638		3,362,597
MaxLinear	140,335	[a]	3,710,457
Onto Innovation	101,311	[a]	3,249,044
PDF Solutions	62,237	[a]	1,166,321
Photronics	137,055	[a]	1,336,286
Power Integrations	124,818		7,515,292

20

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Semiconductors & Semiconductor Equipment - 4.0% (continued)
Rambus	236,561	[a]	3,262,176
SMART Global Holdings	30,483	[a]	804,446
Ultra Clean Holdings	85,355	[a]	1,817,208
Veeco Instruments	103,172	[a]	1,313,380
			56,701,906
Software & Services - 4.9%
8x8	219,488	[a]	3,792,753
Agilysys	42,986	[a]	1,164,061
Alarm.com Holdings	93,187	[a]	5,435,598
Bottomline Technologies	80,412	[a]	3,193,965
Cardtronics, Cl. A	75,571	[a]	1,345,920
CSG Systems International	68,713		2,602,848
Ebix	49,545		894,783
EVERTEC	122,953		4,091,876
ExlService Holdings	71,260	[a]	5,397,232
LivePerson	128,520	[a]	6,870,679
ManTech International, Cl. A	55,836		3,622,640
MicroStrategy, Cl. A	15,343	[a]	2,563,355
NIC	141,460		3,171,533
OneSpan	71,732	[a]	1,573,083
Perficient	69,706	[a]	2,729,687
Progress Software	92,546		3,365,898
SPS Commerce	72,681	[a]	6,220,767
Sykes Enterprises	83,605	[a]	2,862,635
TTEC Holdings	37,605		2,060,002
Unisys	128,212	[a]	1,684,706
Virtusa	58,300	[a]	2,932,490
Xperi Holding	222,322		2,756,793
			70,333,304
Technology Hardware & Equipment - 4.9%
3D Systems	256,999	[a]	1,462,324
ADTRAN	101,908		1,089,397
Applied Optoelectronics	45,454	[a]	399,086
Arlo Technologies	162,540	[a]	724,928
Badger Meter	60,052		4,404,214
Bel Fuse, Cl. B	24,869		291,216
Benchmark Electronics	76,662		1,596,869
CalAmp	71,104	[a]	503,416
Comtech Telecommunications	52,627		757,829
CTS	68,376		1,889,913
Daktronics	81,350		317,265
Diebold Nixdorf	157,375	[a]	980,446

21

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Technology Hardware & Equipment - 4.9% (continued)
Digi International	57,932	[a]	853,338
ePlus	28,850	[a]	1,947,664
Extreme Networks	247,398	[a]	1,004,436
Fabrinet	75,815	[a]	4,550,416
FARO Technologies	37,872	[a]	2,281,409
Harmonic	203,569	[a]	1,209,200
Insight Enterprises	73,078	[a]	3,898,711
Itron	83,360	[a]	5,664,312
Knowles	191,499	[a]	2,728,861
Methode Electronics	77,801		2,393,937
MTS Systems	40,076		973,045
NETGEAR	61,835	[a]	1,905,755
OSI Systems	35,258	[a]	2,720,507
PC Connection	22,448	[a]	1,022,506
Plantronics	76,542		1,494,100
Plexus	60,266	[a]	4,190,898
Rogers	38,465	[a]	4,662,727
Sanmina	139,295	[a]	3,404,370
ScanSource	54,272	[a]	1,090,867
TTM Technologies	204,615	[a]	2,428,780
Viavi Solutions	476,308	[a]	5,882,404
			70,725,146
Telecommunication Services - 1.7%
ATN International	22,898		1,023,541
Cincinnati Bell	107,407	[a]	1,616,475
Cogent Communications Holdings	86,892		4,848,574
Consolidated Communications Holdings	158,405	[a]	739,751
Iridium Communications	240,994	[a]	6,364,652
Shenandoah Telecommunication	104,197		4,545,073
Spok Holdings	36,977		335,751
Vonage Holdings	481,342	[a]	5,092,598
			24,566,415
Transportation - 2.7%
Allegiant Travel	27,036		3,643,371
ArcBest	51,994		1,586,857
Atlas Air Worldwide Holdings	55,103	[a]	3,259,894
Echo Global Logistics	55,454	[a]	1,495,594
Forward Air	57,545		3,623,609
Hawaiian Holdings	98,933		1,370,222
Heartland Express	103,226		1,890,068
Hub Group, Cl. A	70,875	[a]	3,552,964
Marten Transport	121,410		1,863,036
Matson	88,904		4,618,563

22

Description		Shares		Value ($)
Common Stocks - 99.1% (continued)
Transportation - 2.7% (continued)
Saia		54,611	[a]	8,063,860
SkyWest		106,077		3,079,415
				38,047,453
Utilities - 1.8%
American States Water		77,013		5,752,101
Avista		141,539		4,701,926
California Water Service Group		101,928		4,542,931
Chesapeake Utilities		34,726		3,375,714
Northwest Natural Holding		63,219		2,809,452
South Jersey Industries		209,013		4,027,681
				25,209,805
Total Common Stocks (cost $1,139,447,657)				1,417,271,687

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Core S&P Small-Cap ETF (cost $7,178,393)		99,489		7,165,198
		Principal Amount ($)
Short-Term Investments - .0%
U.S. Treasury Bills - .0%
0.10%, 2/25/21 (cost $635,804)		636,000	[c,d]	635,807
	1-Day Yield (%)	Shares
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,856,863)	0.10	3,856,863	[e]	3,856,863
Total Investments (cost $1,151,118,717)		99.9%		1,428,929,555
Cash and Receivables (Net)		.1%		1,374,380
Net Assets		100.0%		1,430,303,935

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Held by a counterparty for open exchange traded derivative contracts.

d Security is a discount security. Income is recognized through the accretion of discount.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

23

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Industrials	17.4
Financials	17.3
Consumer Discretionary	14.9
Information Technology	13.8
Health Care	11.9
Real Estate	7.7
Materials	5.5
Consumer Staples	3.6
Energy	2.8
Communication Services	2.4
Utilities	1.8
Investment Companies	.8
Government	.0
99.9

† Based on net assets.

See notes to financial statements.

24

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/19($)	Purchases($)†	Sales($)	Value 10/31/20($)	Net Assets(%)	Dividend/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,167,182	260,962,704	(260,273,023)	3,856,863.3		28,831
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	42,315,486	68,278,163	(110,593,649)	-	-	-
Total	45,482,668	329,240,867	(370,866,672)	3,856,863.3		28,831

† Includes reinvested dividends/distributions.

See notes to financial statements.

25

STATEMENT OF FUTURES

October 31, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
E-mini Russell 2000	92	12/18/2020	7,259,580	7,069,280	(190,300)
Gross Unrealized Depreciation				(190,300)

See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	1,147,261,854	1,425,072,692
Affiliated issuers	3,856,863	3,856,863
Cash		88,320
Receivable for investment securities sold		8,722,704
Receivable for shares of Common Stock subscribed		829,863
Dividends receivable		654,663
		1,439,225,105
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		555,744
Payable for investment securities purchased		6,539,643
Payable for shares of Common Stock redeemed		1,635,341
Payable for futures variation margin—Note 4		99,360
Directors’ fees and expenses payable		87,642
Interest payable—Note 2		124
Other accrued expenses		3,316
		8,921,170
Net Assets ($)		1,430,303,935
Composition of Net Assets ($):
Paid-in capital		1,059,450,917
Total distributable earnings (loss)		370,853,018
Net Assets ($)		1,430,303,935

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	1,159,850,269	270,453,666
Shares Outstanding	46,825,740	10,923,453
Net Asset Value Per Share ($)	24.77	24.76

See notes to financial statements.

27

STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $29,129 foreign taxes withheld at source):
Unaffiliated issuers	23,089,285
Affiliated issuers	28,358
Income from securities lending—Note 1(c)	538,698
Interest	22,254
Total Income	23,678,595
Expenses:
Management fee—Note 3(a)	3,972,593
Shareholder servicing costs—Note 3(b)	3,337,809
Directors’ fees—Note 3(a,c)	210,540
Loan commitment fees—Note 2	51,532
Interest expense—Note 2	12,990
Registration fees	3,316
Total Expenses	7,588,780
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(210,540)
Net Expenses	7,378,240
Investment Income—Net	16,300,355
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	101,877,811
Net realized gain (loss) on futures	966,471
Capital gain distributions from affiliated issuers	473
Net Realized Gain (Loss)	102,844,755
Net change in unrealized appreciation (depreciation) on investments	(261,014,525)
Net change in unrealized appreciation (depreciation) on futures	(224,942)
Net Change in Unrealized Appreciation (Depreciation)	(261,239,467)
Net Realized and Unrealized Gain (Loss) on Investments	(158,394,712)
Net (Decrease) in Net Assets Resulting from Operations	(142,094,357)

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
Operations ($):
Investment income—net	16,300,355	22,397,217
Net realized gain (loss) on investments	102,844,755	129,921,508
Net change in unrealized appreciation (depreciation) on investments	(261,239,467)	(104,979,394)
Net Increase (Decrease) in Net Assets Resulting from Operations	(142,094,357)	47,339,331
Distributions ($):
Distributions to shareholders:
Investor Shares	(132,474,664)	(207,838,354)
Class I	(21,966,599)	(29,388,024)
Total Distributions	(154,441,263)	(237,226,378)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	186,415,982	285,166,351
Class I	142,367,613	110,939,600
Distributions reinvested:
Investor Shares	131,758,469	206,717,158
Class I	14,939,131	21,077,321
Cost of shares redeemed:
Investor Shares	(611,682,003)	(637,306,925)
Class I	(112,245,126)	(141,540,514)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(248,445,934)	(154,947,009)
Total Increase (Decrease) in Net Assets	(544,981,554)	(344,834,056)
Net Assets ($):
Beginning of Period	1,975,285,489	2,320,119,545
End of Period	1,430,303,935	1,975,285,489
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	7,785,564	9,926,716
Shares issued for distributions reinvested	4,616,292	8,289,409
Shares redeemed	(24,399,724)	(22,402,182)
Net Increase (Decrease) in Shares Outstanding	(11,997,868)	(4,186,057)
Class Ia
Shares sold	6,284,091	3,967,855
Shares issued for distributions reinvested	524,825	847,255
Shares redeemed	(4,734,812)	(5,041,475)
Net Increase (Decrease) in Shares Outstanding	2,074,104	(226,365)

[a]During the period ended October 31, 2020, 7,856 Investor shares representing $240,757 were exchanged for 7,854 Class I shares and during the period ended October 31, 2019, 176,429 Investor shares representing $5,141,155 were exchanged for 176,490 Class I shares.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	29.19	32.18	32.89	27.55	28.94
Investment Operations:
Investment income—net[b]	.25	.30	.28	.27	.29
Net realized and unrealized gain (loss) on investments	(2.27)	.05	1.34	7.02	1.20
Total from Investment Operations	(2.02)	.35	1.62	7.29	1.49
Distributions:
Dividends from investment income—net	(.33)	(.29)	(.28)	(.28)	(.28)
Dividends from net realized gain on investments	(2.07)	(3.05)	(2.05)	(1.67)	(2.60)
Total Distributions	(2.40)	(3.34)	(2.33)	(1.95)	(2.88)
Net asset value, end of period	24.77	29.19	32.18	32.89	27.55
Total Return (%)	(8.01)	2.83	5.07	27.11	5.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.00	1.03	.85	.89	1.06
Portfolio Turnover Rate	40.49	23.24	19.60	20.63	23.86
Net Assets, end of period ($ x 1,000)	1,159,850	1,717,003	2,027,831	2,214,225	1,992,196

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

See notes to financial statements.

30

	Year Ended October 31,
Class I Shares	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	29.19	32.21	32.91	27.57	28.69
Investment Operations:
Investment income—net[b]	.29	.37	.35	.35	.01
Net realized and unrealized gain (loss) on investments	(2.24)	.03	1.37	7.01	(1.13)
Total from Investment Operations	(1.95)	.40	1.72	7.36	(1.12)
Dividends from investment income—net	(.41)	(.37)	(.37)	(.35)	-
Dividends from net realized gain on investments	(2.07)	(3.05)	(2.05)	(1.67)	-
Total Distributions	(2.48)	(3.42)	(2.42)	(2.02)	-
Net asset value, end of period	24.76	29.19	32.21	32.91	27.57
Total Return (%)	(7.79)	3.08	5.37	27.38	(3.91)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.27	.26	.26	.26	.27[d]
Ratio of net expenses to average net assets	.25	.25	.25	.25	.26[d]
Ratio of net investment income to average net assets	1.17	1.28	1.05	1.10	.55[d]
Portfolio Turnover Rate	40.49	23.24	19.60	20.63	23.86
Net Assets, end of period ($ x 1,000)	270,454	258,282	292,289	187,334	2,594

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Smallcap Stock Index Fund (the “fund”) is a separate non-diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P SmallCap 600® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management

32

estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing

33

NOTES TO FINANCIAL STATEMENTS (continued)

price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

34

The following is a summary of the inputs used as of October 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities— Common Stocks	1,417,271,687	-	-	1,417,271,687
Exchange-Traded Funds	7,165,198	-	-	7,165,198
Investment Companies	3,856,863	-	-	3,856,863
U.S. Treasury Securities	-	635,807	-	635,807
Liabilities ($)
Other Financial Instruments:
Futures††	(190,300)	-	-	(190,300)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value

35

NOTES TO FINANCIAL STATEMENTS (continued)

of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2020, The Bank of New York Mellon earned $113,036 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make

36

distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $17,764,349, undistributed capital gains $100,894,396 and unrealized appreciation $252,194,273.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2020 and October 31, 2019 were as follows: ordinary income $21,752,147 and $32,256,611, and long-term capital gains $132,689,116 and $204,969,767, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income

37

NOTES TO FINANCIAL STATEMENTS (continued)

Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2020 was approximately $531,967 with a related weighted average annualized interest rate of 2.44%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2020, fees reimbursed by the Adviser amounted to $210,540.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2020, the fund was charged $3,337,809 pursuant to the Shareholder Services Plan.

38

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $316,696 and Shareholder Services Plan fees of $257,288, which are offset against an expense reimbursement currently in effect in the amount of $18,240.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2020, amounted to $642,549,990 and $1,027,795,366, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2020 are set forth in the Statement of Futures.

39

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2020:

Average Market Value ($)
Equity futures	7,008,215

At October 31, 2020, the cost of investments for federal income tax purposes was $1,176,735,282; accordingly, accumulated net unrealized appreciation on investments was $252,194,273, consisting of $495,316,038 gross unrealized appreciation and $243,121,765 gross unrealized depreciation.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Smallcap Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Smallcap Stock Index Fund (the “Fund”) (one of the funds constituting BNY Mellon Index Funds, Inc.), including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2020

41

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 75.07% of the ordinary dividends paid during the fiscal year ended October 31, 2020 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $10,294,447 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. The fund also hereby reports $.0146 per share as a long-term capital gain distribution paid on March 24, 2020 and also $2.0531 per share as a long-term capital gain distribution paid on December 26, 2019.

42

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

43

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

44

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Peggy C. Davis (77)

Board Member (71)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- 2019)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 25

———————

45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present); Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

47

OFFICERS OF THE FUND (Unaudited) (continued)

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

48

This page intentionally left blank.

49

For More Information

BNY Mellon Smallcap Stock Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DISSX Class I: DISIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0077AR1020

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $121,474 in 2019 and $117,206 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $24,500 in 2019 and $23,506 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $40,941 in 2019 and $40,026 in 2020.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,829 in 2019 and $0 in 2020.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $616,767 in 2019 and $1,174,149 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Index Funds, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 22, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    December 22, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)